UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53232
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53232
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

ADVISORY RESEARCH FUNDS
Advisory Research All Cap Value Fund (ADVGX)
Advisory Research Emerging Markets Opportunities Fund (ADVMX)
Advisory Research Global Value Fund (ADVWX)
Advisory Research International All Cap Value Fund (ADVEX)
Advisory Research International Small Cap Value Fund (Investor Class - ADVIX)
Advisory Research International Small Cap Value Fund (Class I - ADVLX)
Advisory Research Small Company Opportunities Fund (ADVSX)
Advisory Research Strategic Income Fund (ADVNX)

ANNUAL REPORT
October 31, 2016

Advisory Research Funds
Each a series of Investment Managers Series Trust

Table of Contents

Advisory Research All Cap Value Fund
Letter to Shareholders	1
Fund Performance	3
Schedule of Investments	4
Advisory Research Emerging Markets Opportunities Fund
Letter to Shareholders	7
Fund Performance	13
Schedule of Investments	14
Advisory Research Global Value Fund
Letter to Shareholders	19
Fund Performance	23
Schedule of Investments	25
Advisory Research International All Cap Value Fund
Letter to Shareholders	31
Fund Performance	34
Schedule of Investments	35
Advisory Research International Small Cap Value Fund
Letter to Shareholders	39
Fund Performance	43
Schedule of Investments	45
Advisory Research Small Company Opportunities Fund
Letter to Shareholders	49
Fund Performance	52
Schedule of Investments	53
Advisory Research Strategic Income Fund
Letter to Shareholders	56
Fund Performance	58
Schedule of Investments	60
Statements of Assets and Liabilities	66
Statements of Operations	68
Statements of Changes in Net Assets	70
Financial Highlights	77
Notes to Financial Statements	85
Report of Independent Registered Public Accounting Firm	100
Supplemental Information	101
Expense Examples	111

This report and the financial statements contained herein are provided for the general information of the shareholders of the Advisory Research Funds.  This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.

www.advisoryresearch.com

Dear Shareholder,

The Advisory Research All Cap Value Fund (the “Fund”) completed the fiscal year with a total return of 3.57%, compared to its primary benchmark, the Russell 3000 Value Index (the “Index”), which returned 6.55% Our investment process focuses on finding and purchasing well‐capitalized, profitable companies that trade at a discount to our estimate of their net asset value. Current market volatility has provided additional opportunities to find such companies and invest in them at attractive prices.

Market & Portfolio Overview

Economic conditions were mixed during the year ending 10/31/2016. The U.S. economy continued to grow (albeit at levels generally below the target 3% annual growth viewed as indicative of a robust economy), and unemployment remained around 5%.  However, concerns around a global economic slowdown early in the year and uncertainty surrounding the economic impact of the UK’s midyear “Brexit” vote hampered markets. Markets recovered in the last few months of the fiscal year and posted positive returns through yearend on 10/31/16. The large cap S&P 500 Index returned 4.51%, and the small cap Russell 2000 Index returned 4.11%.

The Advisory Research All Cap Value Fund underperformed the Russell 3000 Value Index during the most recent fiscal year. Similar to last year, a significant portion of the underperformance was explained by portfolio positioning on a market cap basis. Over the long haul, small caps have outperformed large caps, but that has not been the case for several years (although calendar year 2016 data suggests the tide may be turning). In that regard, we have found more attractive opportunities in profitable companies with strong balance sheets in the $20 billion and under range. It is here where we believe the greatest opportunity for double digit annual returns on individual securities exists over a multi-year holding period.

The Brink’s Company (BCO) is a good example, and a company we added to the Fund during the year. BCO is a leading security and transportation manager of cash and valuables. BCO operates in over 100 countries, with 80% of its revenue earned outside the United States. BCO had been a weak performing stock after years of poor execution and minimal improvement under the prior management team. We saw the recent change in senior management as a positive, providing this market-leading franchise with the right executives to improve profitability and shareholder value. BCO’s new CEO, Doug Pertz, has assumed responsibility for improvement in the United States, the company’s largest and most disappointing market. Under Pertz’s leadership, we believe the company will successfully implement operational improvements, bringing profitability metrics closer to peers and thereby delivering increased shareholder value.

Turning to portfolio performance, CVS Health Corp. (CVS) was one of our weaker performers. CVS is the largest integrated pharmacy health care provider in the United States, operating retail pharmacies, walk-in medical clinics, a leading pharmacy benefits manager (PBM), and an expanding specialty pharmacy services business.  CVS declined during the year over broader industry concerns, including regulatory scrutiny of drug prices and rebates.  The company also lost some prescription volume at the retail level due to competitor activity forming restricted pharmacy networks with other PBMs, which excluded CVS’ pharmacies.  We would expect CVS to be able to battle back in the market, given its integrated suite of pharmacy service offerings to payors, and would note that the company had a successful year winning new business at the PBM level, notwithstanding recent losses at the retail pharmacy level.  Our view is that PBMs play a key role in restraining drug price increases and will continue to do so.  CVS has a unique set of assets that should allow it to thrive in the evolving healthcare marketplace and generates substantial free cash flow that it has returned to shareholders through a growing dividend and share repurchases.

On the positive side, our strongest performer was CST Brands, Inc. (CST). CST owns and operates 1,900 convenience stores in Canada and the United States and was the portfolio’s largest position throughout fiscal 2016. We first purchased shares in mid-2013, after the company was spun out of Valero Energy. We believed that under independent ownership and with a renewed focus, the convenience stores’ profits could be improved. In addition, we believed there were several potential buyers that valued the large store network and recognized the profit improvement opportunity. After the Board of Directors ran a strategic review and fielded bids from interested parties over a multi-month period, CST struck a deal in August 2016 to be acquired by Canada's Alimentation Couche-Tard, Inc. We believe our consistent and active engagement with the CST management team and Board of Directors created value for our clients and all shareholders.

Outlook

As we noted in last year’s letter, the Fed’s easy money policies of the last several years have been conducive to both highly levered and money-losing companies, and helped fuel a speculative period where growth dramatically outperformed value. That environment appears to be turning. Just as in the period following the dotcom era at the turn of the century, we would anticipate a changing of the guard in the equity markets, where profitability and strong balance sheets once again matter. Over the long-term, we believe that investing in companies with solid balance sheets, trading at a discount to our estimate of their net asset value, and having strong management teams with plans to unlock value, present the best opportunities for outperformance.

Our philosophy and process remain steadfast. We focus on both downside protection and company-specific upside potential over a multi-year investment horizon. Our companies are primarily U.S.-focused, and we believe company and industry fundamentals will drive stock performance over an economic and market cycle. We are pleased with the progress our companies have made on both strategic and operational opportunities. We believe the progress that has been made bodes well for further value-unlocking activity as we enter the new fiscal year.

We thank you for your investment in the Advisory Research All Cap Value Fund and look forward to updating you again in 2017.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Risk Factors - Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The Fund’s investments in non-U.S. issuers may involve unique risks such as more volatility compared to investing in securities of U.S. issuers. The Fund’s investments in foreign issuers in developing or emerging market countries involve exposure to changes in economic and political factors.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research All Cap Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 3000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 3000 Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Advisory Research All Cap Value Fund	3.57%	9.88%	9.83%	11/16/09
Russell 3000 Value Index	6.55%	13.17%	11.55%	11/16/09

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.24% and 1.01%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.00% of the average daily net assets of the Fund.  This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.    In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 96.6%
	COMMUNICATIONS – 7.6%
8,799	Comcast Corp. - Class A	$543,954
10,118	Tribune Media Co. - Class A	329,847
27,197	Twenty-First Century Fox, Inc. - Class B	717,729
		1,591,530
	CONSUMER DISCRETIONARY – 14.4%
18,040	Brink's Co.	713,482
29,839	H&R Block, Inc.	685,402
8,552	Harley-Davidson, Inc.	487,635
25,371	Sally Beauty Holdings, Inc.*	658,123
2,999	Snap-on, Inc.	462,146
		3,006,788
	CONSUMER STAPLES – 9.9%
3,922	Casey's General Stores, Inc.	443,147
11,037	CVS Health Corp.	928,212
15,376	Mondelez International, Inc. - Class A	690,997
		2,062,356
	ENERGY – 5.7%
4,432	Chevron Corp.	464,252
3,983	Pioneer Natural Resources Co.	713,037
		1,177,289
	FINANCIALS – 26.0%
18,227	Allied World Assurance Co. Holdings A.G.	783,397
10,663	American Express Co.	708,236
9,756	American International Group, Inc.	601,945
6,353	Berkshire Hathaway, Inc. - Class B*	916,738
10,370	Discover Financial Services	584,142
2,755	Enstar Group Ltd.*	464,493
20,982	FNF Group	753,464
9,070	JPMorgan Chase & Co.	628,188
		5,440,603
	HEALTH CARE – 9.4%
14,709	Brookdale Senior Living, Inc.*	212,251
7,467	Cardinal Health, Inc.	512,908
6,626	Medtronic PLC	543,465
4,962	UnitedHealth Group, Inc.	701,279
		1,969,903
	INDUSTRIALS – 10.7%
16,410	Allison Transmission Holdings, Inc.	480,649
10,707	Hexcel Corp.	487,061
11,517	TE Connectivity Ltd.	724,074

Advisory Research All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDUSTRIALS (Continued)
6,246	Union Pacific Corp.	$550,772
		2,242,556
	MATERIALS – 5.1%
206	Ashland Global Holdings, Inc.	23,016
5,214	Eagle Materials, Inc.	422,178
14,595	H.B. Fuller Co.	614,012
		1,059,206
	TECHNOLOGY – 7.8%
20,278	CDW Corp.	910,685
12,098	Microsoft Corp.	724,912
		1,635,597
	TOTAL COMMON STOCKS (Cost $18,335,254)	20,185,828

Principal Amount

	SHORT-TERM INVESTMENTS – 2.7%
$573,569	UMB Money Market Fiduciary , 0.01%[1]	573,569

	TOTAL SHORT-TERM INVESTMENTS (Cost $573,569)	573,569

	TOTAL INVESTMENTS – 99.3% (Cost $18,908,823)	20,759,397
	Other Assets in Excess of Liabilities – 0.7%	140,475

	TOTAL NET ASSETS – 100.0%	$20,899,872

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Insurance	13.2%
Specialty Finance	9.8%
Home & Office Products	8.9%
Media Content	7.6%
Health Care Facilities/Services	6.8%
Retail - Consumer Staples	6.6%
Oil, Gas & Coal	5.6%
Technology Services	4.4%
Software	3.5%
Electrical Equipment	3.5%
Consumer Products	3.3%
Retail - Discretionary	3.2%
Chemicals	3.1%
Banking	3.0%
Transportation & Logistics	2.6%
Medical Equipment/Devices	2.6%
Automotive	2.3%
Aerospace & Defense	2.3%
Transportation Equipment	2.3%
Construction Materials	2.0%
Total Common Stocks	96.6%
Short-Term Investments	2.7%
Total Investments	99.3%
Other Assets in Excess of Liabilities	0.7%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Emerging Markets Opportunities Fund (the “Fund”) completed the fiscal year with 8.30% absolute performance compared to the 9.27% performance of its primary benchmark, the MSCI Emerging Markets Index.   Since inception, the fund has outperformed its benchmark at lower levels of risk as defined by the portfolio’s standard deviation (-0.04% vs. -1.85% respectively).  Our fundamentals-based, bottoms-up active management approach has preserved capital during market sell offs while keeping pace during market rallies thus allowing us the opportunity to achieve superior returns over full market cycles.

Market & Portfolio Overview

The Fund posted strong performance following the surprise vote of the UK to leave the European Union, which triggered a risk on environment and favored some portfolio reallocation towards emerging market equities based on the view that EM central banks had room to lower interest rates in order to support growth in their economies.  Monthly GDP data from Capital Economics suggest continued recovery in EM GDP growth into September with the pace of expansion picking up to 3.4% year over year compared to 3.3% in August.  Improvement has been seen in China, Latin America (Brazil especially) and SE Asia.

Fundamentally, we see EM equities being supported by favorable long-term trends in equity valuations, currency valuations, and underlying economic growth prospects.  Even after positive performance so far this year, we believe the valuation of EM equities remains attractive based on factors we analyze in our investment process including price to book, price to earnings, and price to cash flow. Emerging market equities are currently trading at absolute and relative valuation multiples that are low by historical standards and compared to developed market equities.  The following table demonstrates the discounted valuations of the Fund versus its benchmark and the S&P 500 as of 10/31/2016.

	ADVMX	MSCI Emerging Markets Index	S&P 500 Index
Dividend Yield	3.0%	2.5%	2.1%
Price/Book	0.9x	1.5x	2.6x
Price/Earnings	9.6x	13.7x	19.3x
Price/Cash Flow	9.9x	22.5x	15.0x

The Fund’s 30-day yield with and without fee waivers was 1.34% and 1.88% respectively.*

Shifting focus to Fund performance, the Consumer Discretionary sector performed well for the Fund during the period and our investment in Tong Yang Industry stands out in this category.  We believe that the aftermarket auto industry is a robust theme in light of auto industry conditions which we believe is later in its current upcycle. New car sales are slowing in the US, leaving older cars on the road at a time when miles driven per year are increasing. This is a favorable tailwind for aftermarket parts suppliers. Taiwan-based Tong Yang Industry Co., Ltd. (Tong Yang) is a leading global manufacturer of secondary auto parts, garnering 69% of its revenue from aftermarket parts compared to 31% from sales of original parts to auto manufacturers. The company has a global market share of approximately 70% for plastic aftermarket parts, and approximately 30% in the sheet-metal auto parts market.  Tong Yang exports its products to North America, Europe, Central and South Americas, Southeast Asia, and the Middle East. Strong stock performance was driven by better-than-expected results for the first half. Sales increase by 6.3% over 2015, comprised of a 6.3% increase in aftermarket sales and a 6.4% increase in sales through a joint venture with original equipment manufacturers in China. Tong Yang also plans to expand capacity at its Chinese plants.

The performance data quoted presents past performance and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call (888) 665-1414.

The company’s EBIT margin also improved to 11.0% due to a more profitable product mix and tight cost controls.  Longer term, we are positive on the China aftermarket opportunity – China’s car fleet stands at 170 million vehicles – and Tong Yang recently obtained the certification of a large Chinese auto insurer, Ping An, which increases the potential for replacement parts sales related to repairs made under insurance policies.

Conversely, our investments in the Information Technology sector detracted for the fiscal year.  VST Holdings led this underperformance.  VST Holdings is a distributor of IT products and a provider of enterprise systems in the Asia Pacific region.  Its distribution channel network covers China, Thailand, Malaysia, Singapore, Indonesia, and Philippines.  The group has one of the most extensive tech distribution networks in Asia with over 27,000 business partners in six countries.  At the time of our investment, the stock was attractively valued trading at 6x earnings, under 1x book with +4% yield.  We expected it to grow strongly in the systems business (which is higher margin) along with room for improvement in profitability in the distribution business.  Unfortunately, the investment team became increasingly concerned that VST was diverging from its core distribution and systems business as they were investing in non-core businesses and investments including a healthcare private equity fund and aircraft leasing.  We believe that the poor capital allocation decisions along with a lack of pick up in corporate IT spending in China caused the stock to underperform during the past year.

In terms of portfolio changes, two examples of companies we added during the fiscal year were United Tractors and Global Logistic Properties.  United Tractors is the leading and largest distributor of heavy equipment in Indonesia providing products from world renowned brands such as Komatsu, UD Trucks, Scania, Bomag, Tadano and Komatsu Forest.  It is part of the Jardine Matheson Conglomerate which is a $44bn conglomerate listed in Singapore.  The group has four business verticals including Construction Machinery, Mining Contracting, Coal Mining, and Construction.  UNTR has leading market share in machinery with 36% of the market (followed by CAT, Hitcchi, Kobelco) and mining contracting where Pama has 48% market share and long term relationships with its customers.  The stock trades at significant discounts to its Global capital equipment peers in terms of Price/Tangible Book Value (PTBV), PE, EV-EBITDA, and EV-EBIT.  Utilizing 2016 median numbers, we see that the discount is 16% on PTBV, 38% on 2016 PE, 47% on 2016 EV-EBITDA, and 50% on EV-EBIT.  UNTR also generated the highest EBITDA and OP margins in the group and had the strongest balance sheet.  The stock was purchased during the year as it is trading at below mid cycle multiples and we believe that the earnings cycle is bottoming out with the coal prices rallying recently driven by supply curtailments in China.  There also is a strong demand outlook in Indonesia from power plants under construction.

Global Logistics (GLP) is a leading provider of modern logistics facilities in China, Japan, Brazil and the United States.  Its property portfolio consists of 52mn square meters (559mn square feet) which are strategically located across 113 cities globally forming an efficient logistics network catering to more than 4,000 customers.  The group is the #1 player in China, Japan, and Brazil while being #2 in the US (behind Prologis where many of the Mgt team came from).  In China, GLP’s portfolio is larger than its next 10 competitors combined.  Net asset value (NAV) breakdown shows 57% is from China, 25% from Japan, 7% from the US, 5% from Brazil, and 6% from Other.  The group’s growth strategy is centered on being the best operator (maximizing rents & occupancy), creating value through developments (25% targeted margin) and expanding its global footprint through its fund management platform (now up to $35bn in assets under management).  The stock has been weak resulting from concerns on RMB depreciation and slowdown in China development starts.  We believe this is more than reflected in the share price which is at all time lows on P/B basis and at a very wide NAV discount.  The company can proactively look to close this NAV discount through continued share buybacks, monetization of assets, and setup of an income fund in China.

Advisory Research

Two examples of companies we exited during the fiscal year were Golden Agri Resources and Vienna Insurance.  Golden Agri-Resources is the largest palm oil plantation company in Indonesia. Its integrated operations include: the cultivating and harvesting of oil palm trees, the processing of fresh fruit bunches into palm product outputs, and the refining of palm product outputs into industrial and consumer products such as cooking oil, margarine, and shortening.  Following our visit to Singapore to meet the management of Golden Agri in May, we came back less enthusiastic regarding the outlook for palm oil prices in the 2H16.  The positive impact we have seen from El Nino should reduce going forward and consequently we see both fruit yields and production recovering later this year.  An oversupply of soybeans remains in the market which serves as a substitute product and puts a cap on palm oil price upside as well.  Consequently, we sold out of our position in the company.

Vienna Insurance Group is the #1 Austrian insurance company, with a market share of around 24%.  It also has significant exposure to the growing markets in Central and Eastern Europe.  The company published a disappointing profit warning in mid March which suggested 2016 underlying profits of EUR400mn which would be a 12% decrease from 2015 levels (excluding EUR280mn of goodwill write offs).  More concerning was the company’s decision to reduce its dividend by 60% despite what are excellent solvency levels and high dividend coverage.  The departure of the CEO and continued write-downs were additional elements that factored into our decision to exit our position in the company during the year.

Outlook

The most recent forecast from the International Monetary Fund calls for the differential between annualized GDP growth in emerging and developed economies to widen steadily through 2020.  According to the IMF, the gap between emerging and developed market GDP growth rates will bottom at just over 2 percentage points this year, and then widen steadily to nearly 3.5 percentage points. The IMF also projects that in 2016 growth in emerging market and developing economies will accelerate for the first time in six years, to 4.2% from 4.0% in 2015   Next year, the IMF expects emerging economies to grow 4.6%.

Advisory Research

EM - DM Real Growth
7
6
5
4
3
2
1
0
-1
-2
1980
1982
1984
1986
1988
1990
1992
1994
1996
1998
2000
2002
2004
2006
2008
2010
2012
2014
2016
2018
2020

Source: IMF, Nomura Strategy

An easing in financial conditions since early 2015 has contributed to a pick up in Emerging Market manufacturing Purchasing Managers’ Index’s (PMI’s) since the start of 2016.  Most of Emerging Market Central Banks have been reducing policy rates over the past year and all else equal, a loosening of policy should facilitate a stronger growth in the following quarters.   Financial markets across the emerging markets have stabilized following an initial 7% sell off in the wake of Donald Trump’s victory in the presidential election earlier this month.  We believe this reflects more toned down rhetoric regarding trade and also the potential for an improvement in US GDP to benefit certain export oriented (Korea, Taiwan, Thailand) and commodity exporting countries (Brazil, South Africa, Colombia, Indonesia).  The external vulnerabilities within most Emerging Market countries has been reduced since the initial 2013 taper tantrum when markets were concerned with tightening Federal Reserve monetary policy and the resultant impact on Emerging Markets.  Current account deficits have been reduced as we see in the table below.

Source:  Capital Economics.  Data as of 3Q16.

Stock selection plays the central role in our investment process and we think that the market inefficiencies in this asset class should allow active managers to perform well.  The index continues to be populated by mega cap companies that are heavily impacted by developed market drivers (where growth is generally slowing) and/or government affiliated companies where maximizing value for shareholders is not the primary interest of management.  Our actively managed investing aims to target superior governance, entrepreneurial driven companies with solid growth prospects that are trading at discounts to fair value.  We continue to find and evaluate many of these opportunities and consequently are very enthusiastic about the positioning of the portfolio heading into the new fiscal year.

Advisory Research

Thank you for investing in the Advisory Research Emerging Markets Opportunities Fund.  We look forward to updating you in 2017.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

*The 30-Day SEC Yield reflect annualization of the Fund’s total net investment income per share for the 30-day period on the last day of the month.

Standard Deviation: A measure used to quantify the amount of variation or dispersion of a return stream.  A high standard deviation can indicate volatility while a low standard return stream can indicate stability.

Dividend Yield: An annual percentage of return earned by an investor on a common or preferred stock.  The yield is calculated by dividing the dividends/share by the current market price. Dividend yields quoted for specific securities refer to the underlying securities in the fund’s portfolio and do not represent or predict the performance of the fund itself.

Price-to-book: A comparison of the stock market’s value to the actual book value (total assets minus liabilities) of a company.  Generally, a low price-book value ratio can indicate a company is being undervalued.

Advisory Research

Price-to-Tangible Book Value: A comparison on the stock market’s value to the actual book value of a company (see above) minus any intangible assets.  Intangible assets can be items like patents, intellectual property, goodwill, etc.

Price-to-earnings: A valuation ratio comparing a company’s current share price to its trailing 12 month per-share earnings.  Generally, companies with higher P/E ratios are considered riskier investments as higher P/E ratios indicate higher earnings expectations.

Price/cash flow: A valuation ration comparing a company’s price to its cash flow per share.  Generally, a low price/cash flow ratio may indicate a company is undervalued.

Forward earning:  A company’s forecasted or estimated earning.

EBITDA: Acronym for Earnings Before Interest, Taxes, Depreciation and Amoritization.  EBITDA is an indicator of a company’s financial performance and if often used to compare the profitability between companies and industries because it eliminates the effects of financing and accounting decisions.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research Emerging Markets Opportunities Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI Emerging Markets Index. Results include the reinvestment of all dividends and capital gains.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. This index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	Since Inception	Inception Date
Advisory Research Emerging Markets Opportunities Fund	8.30%	-0.04%	11/01/13
MSCI Emerging Markets Index	9.27%	-1.85%	11/01/13

The performance data quoted here represents past performance. Past performance is not a guarantee of future results. Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.95% and 1.36%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016. The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.35% of the average daily net assets of the Fund. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 97.3%
	BERMUDA – 1.2%
163,515	GP Investments Ltd.*	$355,512

	BRAZIL – 5.3%
79,545	Banco ABC Brasil S.A.	383,271
138,082	Duratex S.A.	372,891
95,824	MRV Engenharia e Participacoes S.A.	371,048
249,573	QGEP Participacoes S.A.	431,592
		1,558,802
	CAMBODIA – 1.2%
584,000	NagaCorp Ltd.	360,275

	CANADA – 1.5%
151,612	Gran Tierra Energy, Inc.*	443,092

	CHILE – 1.1%
34,737,456	Itau Corp.Banca	315,776

	CHINA – 5.8%
663,322	China Lesso Group Holdings Ltd.	485,577
655,200	CPMC Holdings Ltd.	343,068
391,200	Red Star Macalline Group Corp. Ltd. - Class H1	421,011
718,960	Shandong Weigao Group Medical Polymer Co., Ltd. - Class H	468,071
		1,717,727
	COLOMBIA – 1.4%
48,455	Bancolombia S.A.	427,054

	HONG KONG – 14.1%
46,841	China Cord Blood Corp.*	234,673
188,000	China Everbright Ltd.	367,642
285,000	China High Speed Transmission Equipment Group Co., Ltd.	295,400
1,154,575	Dah Chong Hong Holdings Ltd.	482,889
907,439	Far East Consortium International Ltd.	371,442
288,000	Haier Electronics Group Co., Ltd.	464,177
217,568	NWS Holdings Ltd.	384,952
746,000	Sinopec Kantons Holdings Ltd.	349,772
580,238	WH Group Ltd.[1]	469,930
458,798	Xinyi Glass Holdings Ltd. *	394,488
87,010	Yue Yuen Industrial Holdings Ltd.	331,353
		4,146,718
	INDIA – 3.8%
127,725	Cox & Kings Ltd.	438,554
25,325	Grasim Industries Ltd.	368,112
192,692	Redington India Ltd.	303,955
		1,110,621

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	INDONESIA – 3.6%
29,321,653	Panin Financial Tbk P.T.*	$429,182
2,529,700	Perusahaan Perkebunan London Sumatra Indonesia Tbk P.T.	295,372
195,600	United Tractors Tbk P.T.	323,568
		1,048,122
	MALAYSIA – 1.5%
846,100	Supermax Corp. Bhd	437,673

	MEXICO – 4.5%
392,202	Concentradora Hipotecaria SAPI de C.V. - REIT	561,296
1,225,159	Consorcio ARA S.A.B. de C.V.	461,517
89,393	Grupo Simec S.A.B. de C.V.*	313,947
		1,336,760
	PANAMA – 1.4%
14,903	Banco Latinoamericano de Comercio Exterior S.A. - Class E	401,934

	PERU – 1.2%
178,830	Cementos Pacasmayo S.A.A.	345,591

	PHILIPPINES – 2.2%
1,946,000	Metro Pacific Investments Corp.	289,783
212,112	Metropolitan Bank & Trust Co.	356,218
		646,001
	ROMANIA – 1.6%
2,450,924	Fondul Proprietatea S.A.	481,276

	SINGAPORE – 2.7%
328,200	Global Logistic Properties Ltd.	417,604
480,502	Symphony International Holdings Ltd.	389,206
		806,810
	SOUTH AFRICA – 5.8%
57,000	Barloworld Ltd.	368,172
242,772	Group Five Ltd.	415,909
46,996	Investec PLC	292,650
538,363	KAP Industrial Holdings Ltd.	309,432
228,421	Nampak Ltd.	318,556
		1,704,719
	SOUTH KOREA – 15.0%
23,035	Bixolon Co., Ltd.	264,330
13,576	Daesang Corp.	319,292
64,417	DGB Financial Group, Inc.	539,595
1,499	Dongwon Industries Co., Ltd.	403,489
4,190	Fila Korea Ltd.	319,210
30,243	Hankook Tire Worldwide Co., Ltd.	571,203

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	SOUTH KOREA (Continued)
17,309	KT Corp.	$488,282
42,684	Kwangju Bank	376,707
4,013	Samsung SDI Co., Ltd.	330,295
31,329	SL Corp.	417,070
36,259	Tongyang Life Insurance Co., Ltd.	379,879
		4,409,352
	SPAIN – 1.0%
32,436	Atento S.A.*	291,924

	TAIWAN – 11.1%
41,818	Asustek Computer, Inc.	366,086
42,000	Catcher Technology Co., Ltd.	328,774
591,525	China Life Insurance Co., Ltd.	545,247
21,787	ChipMOS TECHNOLOGIES, Inc. - ADR*	388,549
533,108	King's Town Bank Co., Ltd.	436,038
256,989	Ruentex Industries Ltd.	413,701
547,908	Teco Electric and Machinery Co., Ltd.	485,751
129,329	Tong Yang Industry Co., Ltd.	300,933
		3,265,079
	THAILAND – 3.4%
93,400	Bangkok Bank PCL	425,395
697,500	Digital Telecommunications Infrastructure Fund	298,908
490,900	Thaicom PCL	291,386
		1,015,689
	TURKEY – 2.2%
784,410	Turkiye Sinai Kalkinma Bankasi A.S.	347,677
289,776	Turkiye Sise ve Cam Fabrikalari A.S.	304,835
		652,512
	UNITED ARAB EMIRATES – 3.7%
173,293	Emaar Properties PJSC	328,138
483,454	Ras Al Khaimah Ceramics	355,345
371,237	Union National Bank PJSC	396,202
		1,079,685
	UNITED KINGDOM – 1.0%
159,554	Stock Spirits Group PLC	309,050

	TOTAL COMMON STOCKS (Cost $28,540,009)	28,667,754

Advisory Research Emerging Markets Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	SHORT-TERM INVESTMENTS – 1.6%
$460,373	UMB Money Market Fiduciary , 0.01%[2]	$460,373

	TOTAL SHORT-TERM INVESTMENTS (Cost $460,373)	460,373

	TOTAL INVESTMENTS – 98.9% (Cost $29,000,382)	29,128,127
	Other Assets in Excess of Liabilities – 1.1%	316,712

	TOTAL NET ASSETS – 100.0%	$29,444,839

ADR – American Depositary Receipt
PCL – Public Company Limited
PJSC – Public Joint Stock Company
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $890,941.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	16.0%
Construction Materials	8.9%
Consumer Products	7.5%
Oil, Gas & Coal	5.8%
Real Estate	5.2%
Insurance	4.6%
Asset Management	4.4%
Hardware	4.3%
Health Care Facilities/Services	3.5%
Home & Office Products	2.8%
Engineering & Construction Services	2.7%
Telecom	2.6%
Containers & Packaging	2.2%
Apparel & Textile Products	2.2%
Specialty Finance	1.9%
Machinery	1.7%
Retail Discretionary	1.6%
Medical Equipment & Devices	1.6%
Distributors - Discretionary	1.6%
Recreational Facilities & Services	1.5%
Distributors	1.5%
Semiconductors	1.3%
Industrial Services	1.3%
Gaming, Lodging & Restaurants	1.2%
Manufactured Goods	1.1%
Metals & Mining	1.1%
Iron & Steel	1.1%
Transportation & Logistics	1.1%
Design, Manufacturing & Distribution	1.0%
Automotive	1.0%
Renewable Energy	1.0%
Technology Services	1.0%
Utilities	1.0%
Total Common Stocks	97.3%
Short-Term Investments	1.6%
Total Investments	98.9%
Other Assets in Excess of Liabilities	1.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Global Value Fund (the “Fund”) ended fiscal year 2016 with a positive absolute performance (+0.30%) while underperforming its primary benchmark, the MSCI World Value Index (+2.71%).  The Fund’s fiscal 2016 contained multiple geopolitical and macroeconomic events that sparked volatility in the global equity markets, and we saw high levels of dispersion across the global equity markets during the year. The U.S. market advanced to all time high levels, while the developed country equity markets descended, and the MSCI Emerging Market index snapped out of a three-year rout, rising by 31% from a low in late January.

Market & Portfolio Review

Economic conditions were mixed during the year ending 10/31/2016. The year started with extreme fear in the market about an economic hard landing in China, with oil prices sinking even lower, taking currencies of commodity-reliant economies to new lows against the dollar. Then in February, the U.S. Federal Reserve suggested it would hold off raising interest rates, which led to a recovery in commodity prices and in some of the battered currencies. Government bond yields around the world were at all-time lows, and were in some cases negative, while perceived “bond-like” U.S. equities (particularly utilities and REITs) and higher-yielding emerging market assets have traded at all-time high valuation levels. A change in the market’s required return, not necessarily a change in company fundamentals, has resulted in significant stock price appreciation and valuation.

The Advisory Research Global Value Fund underperformed the MSCI World Value Index during the most recent fiscal year which is in contrast to the relative outperformance of the Fund since inception (10.09% vs. 9.17% respectively). Our relative performance has been impacted by macroeconomic concerns creating significant fluctuations in the equity markets across the globe.  The developed equity markets outside the U.S. faced a geopolitical shock as voters in the United Kingdom approved a referendum to withdraw from the European Union (Brexit), which led to considerable volatility in equity and currency markets.  While fears of an immediate negative economic impact in the UK abated, weakness in the British pound led to a subset of UK stocks with international exposure to outperform domestically-oriented peers.

Brexit highlighted uncertainty in the EU, where many national economies remained stuck in low gear despite aggressive action by the European Central Bank to stimulate business activity through monetary accommodation. The consequences of the referendum on EU membership raised questions about Eurozone stability that will reverberate across elections in several EU member states in late 2016 and 2017.

Japanese companies continued to contend with slow GDP growth, low or negative interest rates and a strong currency. We have been monitoring the Japanese government’s efforts to make Japanese equities more attractive to minority shareholders by encouraging corporate governance reforms. During 2016, those efforts continued to translate into higher prices for companies that adopted shareholder-friendly practices. One portfolio holding, Ryosan Co. Ltd., a large Japanese electronic distribution company, became more attentive to capital allocation issues. Management’s decision to pay a special dividend and approve a buyback of 9.5% of shares outstanding was supportive of the company’s share price.

Central bank stimulus policies remained a significant factor for equity markets. Sluggish U.S. GDP growth contributed to uncertainty about when the Federal Reserve would raise U.S. interest rates, and accommodative U.S. monetary policy continued to support ‘bond-like” U.S. equities. The ECB indicated it would remain accommodative in order to stimulate growth and consumption in the Eurozone. The Bank of Japan adopted several novel techniques to provide fresh stimulus to the Japanese economy, including purchases of Japanese equities through investments in exchanged-traded funds, and seeking to influence the differential between short-term and long-term rates.

Portfolio Review

During the fiscal year, the Fund’s relative underperformance, from a currency perspective, was largely driven by the U.S. and the Canadian dollar. Canada and U.S. equity markets were two of the best performing market, in which the fund was underexposed during the year.  Performance was partially offset by positive security selection, particularly within Europe.

On a sector basis, Consumer Staples was the strongest contributor to performance during the year. The Fund was overweight the sector as well as generated positive security selection. The single largest contributor to performance for the period was Austevoll Seafood ASA (Austevoll). Austevoll is a Norway-based company which engages in fish farming, fishmeal and fish oil production, and pelagic fishing. Austevoll benefitted from higher fish prices as global salmon production declined and the expectation that regulatory limits on salmon supply are likely to continue and support higher prices.  In addition, Austevoll announced a dividend increase and a special dividend during the year.

Another top contributor was CST Brands, Inc. (CST). CST owns and operates 1,900 convenience stores in Canada and the United States and was our portfolio’s largest position throughout fiscal 2016. We first purchased shares in mid-2013, after the company was spun out of Valero Energy. We believed that under independent ownership and with a renewed focus, the convenience stores’ profits could be improved. In addition, we believed there were several potential buyers that valued the large store network and recognized the profit improvement opportunity. After the Board of Directors ran a strategic review and fielded bids from interested parties over a multi-month period, CST struck a deal in August 2016 to be acquired by Canada's Alimentation Couche-Tard, Inc. We believe our consistent and active engagement with the CST management team and Board of Directors created value for our clients and all shareholders.

The Consumer Discretionary sector was one of the main detractors from performance in the Fund’s fiscal year 2016. The weakness in the Consumer Discretionary sector, in large measure, was a result of the market’s reaction to Brexit, which increased uncertainty about the future pace of consumer spending, in particular big-ticket purchases.  One of the largest individual detractors was a UK-based company, Bovis Homes Group plc (Bovis).  Bovis is a second-tier national British housebuilding company operating across England and Wales, with a focus on prime areas outside London in the south of England. Bovis’ stock was punished as it was estimated that large investment decisions by families would be postponed by uncertainty.  However, there is a critical shortfall of new housing in the UK that continues to be a reality despite Brexit.  Due to this fact and the attractive valuation of the stock, we continue to hold the position.

Advisory Research

Gilead Sciences, Inc. (Gilead) was also weak performer in the Fund. Gilead is a pharmaceutical manufacturer with leading positions in antiviral therapies for Hepatitis C and HIV. After a strong initial start a few years ago with its breakthrough Hepatitis C drugs (Sovaldi and Harvoni), sales struggled as fewer than expected patients more recently have been qualified for treatment, and competition entered the market, driving treatment prices lower. While Gilead remains a highly profitable company with strong overall market positions, we became concerned that the company had no solution to offset the decline in its key Hepatitis C franchise.  We chose to exit our position in Gilead and focus on other opportunities.

Outlook

Heading into the new fiscal year, we believe the portfolio is fundamentally well positioned, with holdings in companies that have strong balance sheets and sound business fundamentals that limit valuation risk.

While the UK market in the third quarter rebounded from the Brexit vote, the process of reconfiguring the UK’s financial, commercial, and regulatory connections with the EU will take time to unfold. We have reduced exposure to the more domestically oriented UK names in the portfolio, shifting assets to holdings with better revenue visibility, and seeking to capitalize on situations in which we believe a stock’s performance has been unduly or irrationally affected by Brexit concerns.

Based upon anecdotal evidence we have seen so far, we are optimistic about the potential for corporate governance reform in Japan, the third largest country weight in the index and a significant weight in the portfolio.

We expect central banks will continue to provide monetary stimulus to boost consumption. Although the Fed is expected to raise rates late in calendar year 2016, we believe U.S rate hikes will be small and infrequent. The U.S. market’s initial reaction to the recent outcome of the U.S. Presidential election was positive, but the real economic impact on the global markets remains to be seen and would depend on the direction of the new administration’s policies and implementations thereof.

The team continues to evaluate the potential impact of policy, macroeconomic and geopolitical events on company-specific valuations, and will seek opportunities to adjust the portfolio in accord with our core investment strategy.

We thank you for your investment in the Advisory Research Global Value Fund and look forward to updating you again in 2017.

Advisory Research, Inc.

Advisory Research

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research Global Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

The Fund commenced operations on July 30, 2010, after the conversion of a limited partnership account, which commenced on January 01, 2009 (the "Predecessor Account"). The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, made at its inception, with a similar investment in the MSCI World Value Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI World Value Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Advisory Research Global Value Fund	0.30%	7.11%	10.09%	12/31/08
MSCI World Value Index	2.71%	8.41%	9.17%	12/31/08

The performance data quoted here represents past performance. Past performance is not guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 2.07% and 1.14%, respectively, which were the amounts stated in the current prospectus.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund.  This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.   In the absence of such waivers, the Fund’s returns would have been lower.

The performance table above includes information for the Predecessor Account prior to the July 30, 2010.  The returns for the Predecessor Account reflect its performance prior to July 30, 2010 and have been adjusted to reflect the Fund's estimated gross annual expense ratio as set forth in the Fund's prospectus dated July 13, 2010 as amended.

Advisory Research Global Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Returns reflect the reinvestment of distributions made by the Fund, if any. The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 96.0%
	AUSTRALIA – 1.4%
16,814	GrainCorp Ltd. - Class A	$107,217
30,440	Orora Ltd.	67,076
		174,293
	AUSTRIA – 0.9%
4,868	BUWOG A.G.*	117,653

	BERMUDA – 0.9%
698	Enstar Group Ltd.*	117,683

	CHINA – 0.7%
130,000	China Lesso Group Holdings Ltd.	95,165

	FINLAND – 1.0%
21,578	Metsa Board OYJ	123,949

	FRANCE – 3.6%
991	Cie Generale des Etablissements Michelin	107,328
5,234	Engie S.A.	75,479
1,074	Eurazeo S.A.	61,842
2,133	TOTAL S.A.	102,176
921	Wendel S.A.	105,952
		452,777
	GERMANY – 3.7%
2,124	Deutsche EuroShop A.G.	91,795
5,345	ElringKlinger A.G.	82,792
1,276	Rheinmetall A.G.	88,573
3,446	RHOEN-KLINIKUM A.G.	95,923
3,436	Talanx A.G.	106,643
		465,726
	HONG KONG – 2.7%
246,263	Dah Chong Hong Holdings Ltd.	102,997
86,000	Haier Electronics Group Co., Ltd.	138,608
128,822	WH Group Ltd.[1]	104,332
		345,937
	IRELAND – 2.0%
1,555	Medtronic PLC	127,541
5,823	Smurfit Kappa Group PLC	127,582
		255,123
	ITALY – 0.7%
4,392	Buzzi Unicem S.p.A.	85,410

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN – 10.5%
15,000	Chugoku Marine Paints Ltd.	$109,161
27,400	Mitsubishi UFJ Financial Group, Inc.	141,379
88,400	Mizuho Financial Group, Inc.	148,844
3,400	Ryosan Co., Ltd.	104,705
1,500	Secom Co., Ltd.	108,209
4,100	Ship Healthcare Holdings, Inc.	119,935
17,400	SKY Perfect JSAT Holdings, Inc.	86,226
8,500	Sumitomo Forestry Co., Ltd.	118,407
5,300	Sumitomo Mitsui Financial Group, Inc.	183,760
3,300	Tokio Marine Holdings, Inc.	130,163
1,900	Toyota Industries Corp.	87,178
		1,337,967
	NETHERLANDS – 1.6%
1,729	Koninklijke DSM N.V.	111,125
3,516	Royal Dutch Shell PLC - A Shares	87,573
		198,698
	NORWAY – 1.8%
25,946	Austevoll Seafood A.S.A.	233,928

	SINGAPORE – 0.7%
72,600	Global Logistic Properties Ltd.	92,377

	SOUTH KOREA – 2.5%
12,259	DGB Financial Group, Inc.	102,689
6,900	Hankook Tire Worldwide Co., Ltd.	130,321
1,024	Samsung SDI Co., Ltd.	84,282
		317,292
	SPAIN – 0.7%
4,194	Ebro Foods S.A.	90,432

	SWEDEN – 2.1%
6,158	Industrivarden A.B. - C Shares	109,830
2,827	Investor A.B. - B Shares	100,393
10,900	Telefonaktiebolaget LM Ericsson - B Shares	52,874
		263,097
	SWITZERLAND – 8.2%
6,479	Allied World Assurance Co. Holdings A.G.	278,467
803	Baloise Holding A.G.	98,788
331	Bucher Industries A.G.	73,530
1,301	Novartis A.G.	92,324

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWITZERLAND (Continued)
12,255	OC Oerlikon Corp. A.G.*	$115,203
274	Syngenta A.G.*	109,063
2,680	TE Connectivity Ltd.	168,491
405	Zurich Insurance Group A.G.*	106,006
		1,041,872
	TAIWAN – 2.5%
12,000	Asustek Computer, Inc.	105,051
140,667	China Life Insurance Co., Ltd.	129,662
52,764	Ruentex Industries Ltd.	84,940
		319,653
	THAILAND – 0.7%
20,200	Bangkok Bank PCL	92,002

	UNITED ARAB EMIRATES – 0.6%
42,627	Emaar Properties PJSC	80,716

	UNITED KINGDOM – 5.4%
8,466	Bovis Homes Group PLC	78,383
16,045	CNH Industrial N.V.	124,561
5,092	Kennedy Wilson Europe Real Estate PLC	63,205
20,522	Kingfisher PLC	90,653
24,674	Northgate PLC	127,070
2,521	Unilever PLC - ADR	105,050
24,720	Virgin Money Holdings UK PLC	99,546
		688,468
	UNITED STATES – 41.1%
4,280	Allison Transmission Holdings, Inc.	125,361
1,740	American Express Co.	115,571
2,085	American International Group, Inc.	128,644
1,475	Analogic Corp.	120,729
3,045	Avnet, Inc.	127,738
4,000	Axalta Coating Systems Ltd.*	100,480
3,100	BankUnited, Inc.	90,334
1,183	Berkshire Hathaway, Inc. - Class B*	170,707
4,075	Brink's Co.	161,166
5,160	Brookdale Senior Living, Inc.*	74,459
2,189	Carrizo Oil & Gas, Inc.*	74,054
950	Casey's General Stores, Inc.	107,341
3,317	CDW Corp.	148,966
1,314	Chevron Corp.	137,641
2,008	Comcast Corp. - Class A	124,135
3,933	CSW Industrials, Inc.*	121,726
1,625	CVS Health Corp.	136,662

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	UNITED STATES (Continued)
1,275	Discover Financial Services	$71,821
1,840	Eagle Materials, Inc.	148,985
2,250	EnPro Industries, Inc.	121,770
8,580	Flowers Foods, Inc.	133,162
5,240	FNF Group	188,168
4,189	H&R Block, Inc.	96,221
2,284	H.B. Fuller Co.	96,088
2,730	Harley-Davidson, Inc.	155,665
1,100	Howard Hughes Corp.*	120,813
6,100	Investors Bancorp, Inc.	74,786
1,020	Jack in the Box, Inc.	95,605
1,578	JPMorgan Chase & Co.	109,292
3,805	Kennedy-Wilson Holdings, Inc.	78,383
2,300	Lydall, Inc.*	107,525
1,935	Masonite International Corp.*	110,102
2,482	Microsoft Corp.	148,721
2,698	Mondelez International, Inc. - Class A	121,248
366	Pioneer Natural Resources Co.	65,521
2,800	Ryman Hospitality Properties, Inc. - REIT	141,176
3,200	Sally Beauty Holdings, Inc.*	83,008
2,800	Scholastic Corp.	107,100
865	Snap-on, Inc.	133,296
2,504	TeleTech Holdings, Inc.	70,362
3,651	Tribune Media Co. - Class A	119,023
5,100	Twenty-First Century Fox, Inc. - Class B	134,589
1,105	Union Pacific Corp.	97,439
1,036	UnitedHealth Group, Inc.	146,418
1,945	WestRock Co.	89,840
		5,231,841
	TOTAL COMMON STOCKS (Cost $12,215,819)	12,222,059

Principal Amount

	SHORT-TERM INVESTMENTS – 4.0%
$506,622	UMB Money Market Fiduciary , 0.01%[2]	506,622

	TOTAL SHORT-TERM INVESTMENTS (Cost $506,622)	506,622

	TOTAL INVESTMENTS – 100.0% (Cost $12,722,441)	12,728,681
	Liabilities in Excess of Other Assets – 0.0%	(3,720)

	TOTAL NET ASSETS – 100.0%	$12,724,961

Advisory Research Global Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

ADR – American Depositary Receipt
PCL – Public Company Limited
PJSC – Public Joint Stock Company
PLC – Public Limited Company
REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $104,332.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Insurance	10.0%
Banking	8.2%
Consumer Products	7.0%
Home & Office Products	6.2%
Chemicals	5.9%
Real Estate	5.6%
Media Content	4.5%
Health Care Facilities/Services	4.1%
Automotive	4.1%
Asset Management	3.8%
Oil, Gas & Coal	3.7%
Specialty Finance	2.9%
Construction Materials	2.6%
Machinery	2.5%
Containers & Packaging	2.2%
Medical Equipment/Devices	1.9%
Retail - Consumer Staples	1.9%
Forest & Paper Products	1.9%
Hardware	1.9%
Design, Manufacturing & Distribution	1.8%
Technology Services	1.7%
Retail Discretionary	1.5%
Electrical Equipment	1.3%
Software	1.2%
Distributors - Discretionary	1.1%
Commercial Services	1.0%
Transportation Equipment	1.0%
Manufactured Goods	1.0%
Transportation & Logistics	0.8%
Gaming, Lodging & Restaurants	0.7%
Biotechnology & Pharmaceuticals	0.7%
Retail - Discretionary	0.7%
Utilities	0.6%
Total Common Stocks	96.0%
Short-Term Investments	4.0%
Total Investments	100.0%
Liabilities in Excess of Other Assets	0.0%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International All Cap Value Fund (the “Fund”) generated negative performance in fiscal year 2016 trailing its benchmark, the MSCI EAFE Value Index (-4.44% and -3.35% respectively).

Performance reflected unexpected significant redemption and subscription activity. The timing of the redemptions and subscriptions coincided with market fluctuations that magnified the deleterious effect that significant changes in asset size can cause in a smaller portfolio.  Excluding the flow-related impacts, the fund performed roughly in-line with its benchmark.

Geopolitical and macroeconomic events sparked several periods of extreme volatility in developed-country equity markets, with Brexit being the most significant. The multi-year ascent of the U.S. dollar since 2014 was interrupted in the first half of 2016, but the uptrend against a basket of foreign currencies resumed later in the year as the likelihood of a U.S. interest rate hike increased. Dollar strength presents a headwind for the Fund, as it holds securities denominated in foreign currencies. Progress on corporate governance reforms in Japan were supportive of Japanese equities.

MARKET OVERVIEW:
Some developed equity markets faced an increasingly complex political environment during fiscal 2016. Many of the developments that affected equity markets reflected citizens registering their desire for new economic and political policies at the ballot box, in some cases ushering in major changes in economic and trade regimes that have been bulwarks of the post-World War II global economic and financial order.

The most prominent geopolitical shock was Brexit – in which voters in the United Kingdom approved a referendum to withdraw from the European Union after months of campaigning that generated considerable volatility in equity and currency markets.  While fears of an immediate negative economic impact in the UK abated, weakness in the British pound determined that the subset of UK stocks with international exposure performed better than domestically-oriented peers.

Brexit highlighted uncertainty in the EU, where many national economies remained stuck in low gear despite aggressive action by the European Central Bank to stimulate business activity through monetary accommodation. The consequences of the referendum on EU membership raised questions about Eurozone stability that will reverberate across elections in several EU member states in late 2016 and 2017.

Japanese companies continued to contend with slow GDP growth, low or negative interest rates and a strengthening currency. We have been monitoring the Japanese government’s efforts to make Japanese equities more attractive to minority shareholders by encouraging corporate governance reforms. During 2016, those efforts started to translate into higher prices for companies that adopted shareholder-friendly practices. One portfolio holding, Ryosan Co. Ltd., a Japanese electronic distribution company, became more attentive to capital allocation issues. Management’s decision to pay a special dividend and approve a buyback of 9.5% of shares outstanding was supportive of the company’s share price.

Central bank stimulus policies remained a significant factor for equity markets. The ECB indicated it would remain accommodative in order to stimulate growth and consumption in the Eurozone. The Bank of Japan adopted several novel techniques to provide fresh stimulus to the Japanese economy, including purchases of Japanese equities through investments in exchanged-traded funds, and seeking to influence the differential between short-term and long-term rates.

PORTFOLIO REVIEW
The major impact on performance was the unexpected withdrawal of approximately 50% of the assets of the Fund.  This occurred at a time when equity markets had moved sharply lower, resulting in a levered fund in a down market.   A new investment in the Fund, which offset a portion of the withdrawal, was credited to the Fund on a subsequent day when the market was rising, resulting in a larger-than-desired cash balance that detracted from performance.

On a sector basis, Consumer Staples and Financials were the main contributors to performance during the period. The team was significantly overweight the Consumer Staples sector, which contributed a positive allocation effect in addition to positive performance on a stock selection basis within the sector.

The single largest contributor to performance for the period was a Consumer Staples name, Austevoll Seafood ASA. The Norway-based company engages in fish farming, primarily of salmon in Norway, fishmeal and fish oil production, and pelagic fishing. Austevoll benefitted from higher fish prices as global salmon production declined, and regulatory limits on salmon supply are likely to support higher prices.  Austevoll also announced a dividend increase and a special dividend during the year.

The Energy and Consumer Discretionary sectors were the main detractors from performance in the Fund’s fiscal 2016. The weakness in the Consumer Discretionary sector in large measure reflected the market’s reaction to Brexit, which increased uncertainty about the future pace of consumer spending, in particular with respect to big-ticket purchases.  The single largest individual detractor was a UK-based Consumer Discretionary name, Bovis Homes Group plc. Bovis is a second-tier national British housebuilding company operating across England and Wales, with a focus on prime areas outside London in the south of England.  Bovis’ stock was punished as it was estimated that large investment decisions by families would be postponed by uncertainty.  However, there is a critical shortfall of new housing in the UK that continues to be a reality despite Brexit.  Due to this fact and the attractive valuation of the stock, we continue to hold the position.

OUTLOOK
Heading into the new fiscal year, we believe the portfolio is fundamentally well‐positioned, with holdings in companies that have strong balance sheets and sound business fundamentals that limit valuation risk.

While the UK market in the third quarter rebounded from the Brexit vote, the process of reconfiguring the UK’s financial, commercial and regulatory connections with the EU will take time to unfold. We have reduced exposure to the more domestically‐oriented UK names in the portfolio, shifting assets to holdings with better revenue visibility, and seeking to capitalize on situations in which we believe a stock’s performance has been unduly or irrationally affected by Brexit concerns.

We expect central banks will continue to provide monetary stimulus to boost consumption. Although the Fed is expected to raise rates late in 2016, we believe U.S. rate hikes will be small and infrequent. The outcome of the U.S. Presidential election will likely have an impact on currency values and global trade volumes that could affect the prospects for developed equity markets outside the U.S. The scope and nature of the impact will depend on various factors including Trump’s selected team and the outcome of other geopolitical events, including the Italian referendum in December 2016.

Advisory Research

Japanese companies comprise approximately 28% of the market cap of the benchmark – the largest country weight in the index and a significant weight in the portfolio – and as minority shareholders, based upon anecdotal evidence we have seen so far, we are optimistic about the potential for corporate governance reform in Japan to have a positive impact on Japanese share prices over the long term.

The team continues to evaluate the potential impact of policy, macroeconomic and geopolitical events on company-specific valuations, and will seek opportunities to adjust the portfolio in accord with our core investment strategy.

Thank you for your continued trust and support.

Sincerely,

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.
Advisory Research

Advisory Research International All Cap Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the MSCI EAFE Value Index.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Value Index captures large and mid cap securities exhibiting overall value style characteristics across Developed Markets around the world, excluding U.S. and Canada.  This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Advisory Research International All Cap Value Fund	-4.44%	4.60%	0.39%	05/02/11
MSCI EAFE Value Index	-3.35%	4.19%	0.51%	05/02/11

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund are 16.04% and 1.11%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund.  This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 113.1%
	AUSTRALIA – 3.1%
443	GrainCorp Ltd. - Class A	$2,825
909	Orora Ltd.	2,003
		4,828
	AUSTRIA – 2.0%
133	BUWOG A.G.*	3,214

	CHINA – 1.9%
4,000	China Lesso Group Holdings Ltd.	2,928

	FINLAND – 2.4%
663	Metsa Board OYJ	3,808

	FRANCE – 8.3%
28	Cie Generale des Etablissements Michelin	3,033
160	Engie S.A.	2,307
33	Eurazeo S.A.	1,900
59	TOTAL S.A.	2,826
26	Wendel S.A.	2,991
		13,057
	GERMANY – 8.6%
67	Deutsche EuroShop A.G.	2,896
172	ElringKlinger A.G.	2,664
35	Rheinmetall A.G.	2,430
97	RHOEN-KLINIKUM A.G.	2,700
92	Talanx A.G.	2,855
		13,545
	HONG KONG – 5.8%
8,383	Dah Chong Hong Holdings Ltd.	3,506
2,000	Haier Electronics Group Co., Ltd.	3,223
2,948	WH Group Ltd.[1]	2,388
		9,117
	IRELAND – 2.2%
161	Smurfit Kappa Group PLC	3,527

	ITALY – 1.5%
125	Buzzi Unicem S.p.A.	2,431

	JAPAN – 24.6%
1,000	Chugoku Marine Paints Ltd.	7,278
700	Mitsubishi UFJ Financial Group, Inc.	3,612
2,400	Mizuho Financial Group, Inc.	4,041
100	Ryosan Co., Ltd.	3,080

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
100	Ship Healthcare Holdings, Inc.	$2,925
600	SKY Perfect JSAT Holdings, Inc.	2,973
200	Sumitomo Forestry Co., Ltd.	2,786
100	Sumitomo Mitsui Financial Group, Inc.	3,467
100	Tokio Marine Holdings, Inc.	3,944
100	Toyota Industries Corp.	4,588
		38,694
	NETHERLANDS – 3.6%
44	Koninklijke DSM N.V.	2,828
111	Royal Dutch Shell PLC - A Shares	2,765
		5,593
	NORWAY – 3.7%
650	Austevoll Seafood A.S.A.	5,860

	SINGAPORE – 1.9%
2,300	Global Logistic Properties Ltd.	2,927

	SOUTH KOREA – 5.9%
327	DGB Financial Group, Inc.	2,739
200	Hankook Tire Worldwide Co., Ltd.	3,778
34	Samsung SDI Co., Ltd.	2,798
		9,315
	SPAIN – 1.7%
123	Ebro Foods S.A.	2,652

	SWEDEN – 5.0%
165	Industrivarden A.B. - C Shares	2,943
77	Investor A.B. - B Shares	2,735
447	Telefonaktiebolaget LM Ericsson - B Shares	2,168
		7,846
	SWITZERLAND – 10.5%
25	Baloise Holding A.G.	3,076
10	Bucher Industries A.G.	2,221
38	Novartis A.G.	2,697
306	OC Oerlikon Corp. A.G.*	2,876
7	Syngenta A.G.*	2,801
11	Zurich Insurance Group A.G.*	2,879
		16,550
	TAIWAN – 3.8%
2,697	China Life Insurance Co., Ltd.	2,486

Advisory Research International All Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	TAIWAN (Continued)
2,200	Ruentex Industries Ltd.	$3,542
		6,028
	THAILAND – 1.7%
600	Bangkok Bank PCL	2,733

	UNITED ARAB EMIRATES – 1.2%
1,028	Emaar Properties PJSC	1,947

	UNITED KINGDOM – 13.7%
350	Bovis Homes Group PLC	3,240
367	CNH Industrial N.V.	2,849
205	Kennedy Wilson Europe Real Estate PLC	2,545
622	Kingfisher PLC	2,748
729	Northgate PLC	3,754
65	Unilever PLC - ADR	2,709
926	Virgin Money Holdings UK PLC	3,729
		21,574
	TOTAL COMMON STOCKS (Cost $180,509)	178,174

Principal Amount

	SHORT-TERM INVESTMENTS – 3.1%
$4,900	UMB Money Market Fiduciary , 0.01%[2]	4,900

	TOTAL SHORT-TERM INVESTMENTS (Cost $4,900)	4,900

	TOTAL INVESTMENTS – 116.2% (Cost $185,409)	183,074
	Liabilities in Excess of Other Assets – (16.2)%	(25,527)

	TOTAL NET ASSETS – 100.0%	$157,547

ADR – American Depositary Receipt
PCL – Public Company Limited
PJSC – Public Joint Stock Company
PLC – Public Limited Company

*	Non-income producing security.
[1]
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $2,388.

[2]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	12.9%
Consumer Products	10.4%
Insurance	9.7%
Real Estate	8.6%
Chemicals	8.2%
Automotive	8.1%
Asset Management	7.2%
Health Care Facilities/Services	5.8%
Machinery	5.0%
Forest & Paper Products	4.2%
Retail Discretionary	4.0%
Home & Office Products	4.0%
Oil, Gas & Coal	3.5%
Containers & Packaging	3.5%
Construction Materials	3.4%
Hardware	3.1%
Commercial Services	2.4%
Distributors - Discretionary	2.0%
Design, Manufacturing & Distribution	2.0%
Media Content	1.9%
Biotechnology & Pharmaceuticals	1.7%
Utilities	1.5%
Total Common Stocks	113.1%
Short-Term Investments	3.1%
Total Investments	116.2%
Liabilities in Excess of Other Assets	(16.2)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research International Small Cap Value Fund (the “Fund”) completed fiscal year 2016 with both the investor and institutional share classes posting positive absolute performance (4.43% and 4.47% respectively) and outperforming the MSCI EAFE Small Cap Index and MSCI EAFE Index (2.98% and -3.23% respectively).

The investment team maintained strict adherence to our investment process, which focuses on finding well-capitalized companies trading at low valuations, with strong balance sheets, attractive business models and capable management teams. It was a challenging year in which to pursue our conservative approach to investing. A series of geopolitical and macroeconomic events sparked several periods of extreme volatility in developed-country equity markets, with Brexit being the most significant. While the initial market decline after Brexit proved to be overdone, price gyrations did affect the value of numerous positions in the portfolio during the year. The multi-year ascent of the US dollar since 2014 was interrupted in the first half of 2016, but the uptrend against a basket of foreign currencies resumed later in the year as the likelihood of a US interest rate hike increased. Dollar strength presents a headwind for the Fund, as it holds securities denominated in foreign currencies.

MARKET OVERVIEW:

Developed equity markets outside the U.S. faced an increasingly complex environment during fiscal 2016. In addition to company and industry specific factors that we consider in our investment approach, numerous events around the world raised fundamental questions about the prospects for global economic growth, global trade, the future course of interest rates, and monetary and fiscal policies in many developed markets. Many of the developments that affected equity markets reflected political upheavals as citizens registered their desire for change at the ballot box, in some cases ushering in changes in national economic policies that have been bulwarks of the post-World War II global economic and financial order.

The most prominent geopolitical shock was Brexit – in which voters in the United Kingdom approved a referendum to withdraw from the European Union after months of campaigning that generated considerable volatility in equity and currency markets.  After sharp initial declines, fears of an immediate negative backlash in the UK abated and the ensuing rebound in UK equities trimmed losses although the timing and shape of Brexit remains uncertain to this date. The weakness of the British pound, determined that the subset of UK stocks with international exposure performed better than domestically-oriented peers, all else being equal. But by the end of fiscal 2016 the economic impact had not been as detrimental as some analyst had predicted prior to the vote.

Brexit highlighted the political uncertainty in the EU, where many national economies remained stuck in low gear despite aggressive action by the European Central Bank to stimulate business activity through monetary accommodation. The consequences of the referendum on EU membership raised questions about Eurozone stability that will reverberate across elections in several EU member states in late 2016 and 2017. We continue to see Italian Bank NPL issues and the political situation in that country as significant risks to European equity markets. Popularity ratings for mainstream politicians in Italy sank so low that the constitutional referendum scheduled for October was delayed until December, highlighting the risk that the referendum result could topple the incumbent government.

Japanese companies continued to contend with slow GDP growth, low or negative interest rates and a strong currency. Those factors presented headwinds primarily to financial services companies reliant on interest income and major exporters. On a broader front, we have been monitoring the Japanese government’s efforts to make Japanese equities more attractive to minority shareholders by encouraging corporate governance reforms. During 2016, those efforts started to translate into higher prices for companies that adopted shareholder-friendly practices. One portfolio holding, Ryosan Co. Ltd., a large Japanese electronic distribution company, became more attentive to capital allocation issues. Management’s decision to pay a special dividend and approve a buyback of 9.5% of shares outstanding was supportive of the company’s share price.

Sluggish U.S. GDP growth contributed to uncertainty about when the Federal Reserve would raise U.S. benchmark interest rates, and with monetary policy still accommodative, U.S. stocks performed strongly relative to non-U.S. developed and emerging markets that faced political and economic uncertainties.

Speculation about the future course of U.S. Fed policy illustrated the ongoing importance of central banks as a factor for equity markets, in terms of stock prices themselves and the relative return of equities compared to other liquid securities assets. In the U.S., the strong dollar attracted capital flows, which enabled the Fed to defer a rate increase until at least late in 2016. The ECB indicated it would remain accommodative, maintaining large-scale purchases of financial assets and keeping interest rates in negative territory in order to stimulate growth and consumption in the Eurozone. In a year that saw central banks grapple with the decreasing effectiveness of monetary accommodation, the Bank of Japan (BOJ) emerged as one of the more innovative institutions. The BOJ adopted several novel techniques to provide fresh stimulus to the Japanese economy, including purchases of Japanese equities through investments in exchanged-traded funds, and seeking to influence the differential between short-term and long-term rates, a policy innovation termed “yield curve control.” While the BOJ’s policies have not always led to short-term success, they have on the whole been supportive to Japanese equities.  The sense of a limit to monetary policies’ effectiveness to harness growth coupled with the desire to limit the ascent of non-mainstream political alternatives made fiscal stimulus more palatable to governments, and although specific policies are still lacking, the political pendulum is clearly shifting away from austerity solutions.

PORTFOLIO REVIEW

While the global environment presented numerous challenges to our investment discipline this fiscal year, the team believes the optimal way to invest in non-U.S. markets is to deploy capital to companies with strong balance sheets and experienced management teams capable of executing on long-term business plans, where shares can be acquired at a discount to historical valuations.

In the past year, Industrials and Information Technology were the top contributors to performance on a sector basis. In the Industrials sector, our investment in Saft Groupe SA illustrated the investment process. Saft designs and manufactures high-tech battery systems used in industrial applications such as providing backup power for critical energy sources like wind turbines. Its competitive advantages include the wide scope of its business, long-term client relationships, advanced technology and product reliability. Saft traded at 10x earnings and at a discount to historic valuations at the time of our purchase. During the second quarter of 2016 Saft’s board unanimously approved a friendly takeover bid from a major French oil company that is expanding into renewable energy.  Total’s offer valued Saft’s equity at a 38.3% premium to the previous closing price. We accepted the offer and tendered the Fund’s shares in Saft to exit the position.

Advisory Research

The main detractors from performance on a sector basis were Energy and Consumer Discretionary, with holdings of UK-based Consumer Discretionary companies declining sharply after the Brexit vote. Detractors included Bovis Homes Group plc, a second-tier national British housebuilding company.  Bovis’ stock was punished as it was estimated that large investment decisions by families would be postponed by uncertainty.  However, there is a critical shortfall of new housing in the UK that continues to be a reality despite Brexit.  Due to this fact and the attractive valuation of the stock, we continue to hold the position.

On an absolute basis, N Brown Group, a UK-based online and catalog retailer focused primarily on clothing and footwear for older and plus-size women, was also the single largest detractor in the portfolio for the period. After the Brexit vote, N Brown underperformed materially due to added uncertainty about consumer spending. The outlook for retailers in the UK was already weak, and the decline in the value of the pound led N Brown to issue disappointing guidance for 2016.   We believe N. Brown’s differentiated distribution model that descends from brick and mortar stores will likely succeed in a challenging retail environment and continue to hold the position.  The single largest contributor during the period was Austevoll Seafood ASA, a Norway-based company involved in fish farming, primarily of salmon in Norway, fishmeal and fish oil production, and pelagic fishing. Austevoll benefitted from higher fish prices as global salmon production declined, and regulatory limits on salmon supply are likely to support higher prices.  Austevoll also announced a dividend increase and a special dividend during the year.

OUTLOOK

Heading into the new fiscal year, we believe the portfolio is fundamentally well‐positioned, with holdings in companies that have strong balance sheets and sound business fundamentals that limit valuation risk.

While the UK market in the third quarter rebounded from the Brexit vote, the process of reconfiguring the UK’s financial, commercial and regulatory connections with the EU will take time to unfold. We have reduced exposure to the more domestically‐oriented UK names in the portfolio, shifting assets to holdings with better revenue visibility, and seeking to capitalize on situations in which we believe a stock’s performance has been unduly or irrationally affected by Brexit concerns.

With sluggish growth in developed economies, and slowing if still positive growth in emerging markets, we expect central banks will continue to provide monetary stimulus to boost consumption. Although the Fed is expected to raise rates late in 2016, we believe U.S. rate hikes will be small and infrequent. The outcome of the U.S. Presidential election will likely have an impact on currency values and global trade volumes that could affect the prospects for developed equity markets outside the U.S. The scope and nature of the impact will depend on various factors including Trump’s selected team and the outcome of other geopolitical events, including the Italian referendum in December 2016.

Japanese companies comprise approximately 28% of the market cap of the benchmark – the largest country weight in the index and a significant weight in the portfolio – and as minority shareholders, based upon evidence we have seen so far, we are optimistic about the potential for corporate governance reform in Japan to have a positive impact on Japanese share prices over the long term.

The team continues to evaluate the potential impact of policy, macroeconomic and geopolitical events on company-specific valuations, and will seek opportunities to adjust the portfolio in accord with our core investment strategy.

Advisory Research

Thank you for your continued trust and support.

Sincerely,

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Past performance is no guarantee of future results.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, differences in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors. The risks are magnified in countries with emerging markets, since these countries may have relatively unstable governments and less established markets and economies. Small Cap stocks are more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks. Risk may increase due to potential for concentration in the Financial Sector.

Current and future portfolio holdings are subject to change and risk.

Advisory Research

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund’s Investor class, made at its inception, with a similar investment in the MSCI EAFE Index and MSCI EAFE Small Cap Index.  The performance graph above is shown for the Fund’s Investor Class shares, Class I shares performance may vary.  Results include the reinvestment of all dividends and capital gains.

The MSCI EAFE Index (Europe, Australia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. The MSCI EAFE Small Cap Index is a free float-adjusted market capitalization index that is designed to measure small capitalization equity performance of developed markets, excluding the U.S. and Canada. These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	Since Inception	Inception Date
Advisory Research International Small Cap Value Fund – Investor Class	4.43%	7.67%	6.40%	03/31/10
Advisory Research International Small Cap Value Fund – Class I*	4.47%	7.77%	6.52%	12/31/13
MSCI EAFE Index	-3.23%	4.99%	3.70%	03/31/10
MSCI EAFE Small Cap Index	2.98%	8.91%	7.58%	03/31/10

*	The performance figures for Class I include the performance for the Investor Class for the periods prior to the start of Class I.

The performance data quoted here represents past performance and past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Advisory Research International Small Cap Value Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

Gross and net expense ratios for the Investor Class shares were 1.25% and 1.20%, and for Class I shares were 1.21% and 1.16%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total fund operating expenses do not exceed 1.30% and 1.15% of the average daily net assets of the Investor Class shares and Class I shares, respectively. This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.   In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.   Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 97.6%
	AUSTRALIA – 3.9%
92,680	GrainCorp Ltd. - Class A	$590,985
266,710	Orora Ltd.	587,711
278,703	Tassal Group Ltd.	814,824
		1,993,520
	AUSTRIA – 1.8%
39,070	BUWOG A.G.*	944,267

	BELGIUM – 1.6%
7,412	Cie d'Entreprises CFE	816,964

	DENMARK – 1.7%
43,524	Matas A/S	844,700

	FINLAND – 2.1%
46,549	Kemira OYJ	554,745
92,419	Metsa Board OYJ	530,877
		1,085,622
	FRANCE – 4.5%
24,787	Alstom S.A.*	666,036
9,570	Eurazeo S.A.	551,051
9,336	Wendel S.A.	1,074,013
		2,291,100
	GERMANY – 11.7%
14,838	Aareal Bank A.G.	536,666
20,584	Bilfinger S.E.*	724,808
13,642	Deutsche EuroShop A.G.	589,580
50,471	ElringKlinger A.G.	781,774
9,504	Rheinmetall A.G.	659,714
37,692	RHOEN-KLINIKUM A.G.	1,049,203
47,465	RIB Software A.G.	643,831
30,554	Talanx A.G.	948,304
		5,933,880
	HONG KONG – 1.3%
1,605,988	Dah Chong Hong Holdings Ltd.	671,688

	IRELAND – 2.2%
51,926	Smurfit Kappa Group PLC	1,137,698

	ITALY – 1.0%
25,287	Buzzi Unicem S.p.A.	491,750

	JAPAN – 34.3%
26,650	Arcs Co., Ltd.	668,705

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	JAPAN (Continued)
30,400	Asics Corp.	$648,715
86,150	Chiyoda Corp.	751,428
115,250	Chugoku Marine Paints Ltd.	838,720
168,000	Daihen Corp.	974,054
33,700	Daiseki Co., Ltd.	691,868
180,000	Denka Co., Ltd.	816,585
13,000	Hogy Medical Co., Ltd.	856,297
14,100	Horiba Ltd.	674,247
50,000	Japan Aviation Electronics Industry Ltd.	715,999
29,000	Japan Petroleum Exploration Co., Ltd.	634,520
36,810	Kuroda Electric Co., Ltd.	716,211
49,000	Nippon Kayaku Co., Ltd.	564,628
33,065	Ryosan Co., Ltd.	1,018,252
150,000	Shindengen Electric Manufacturing Co., Ltd.	648,678
67,000	Shinko Plantech Co., Ltd.	496,864
76,000	Shinmaywa Industries Ltd.	588,279
490,000	Shinsei Bank Ltd.	792,214
41,294	Ship Healthcare Holdings, Inc.	1,207,946
151,685	SKY Perfect JSAT Holdings, Inc.	751,682
66,500	Star Micronics Co., Ltd.	946,855
48,400	Sumitomo Forestry Co., Ltd.	674,224
87,000	Takuma Co., Ltd.	799,778
		17,476,749
	NETHERLANDS – 2.1%
16,484	Koninklijke DSM N.V.	1,059,447

	NORWAY – 5.1%
30,184	Aker A.S.A.	1,113,866
167,038	Austevoll Seafood A.S.A.	1,506,009
		2,619,875
	PANAMA – 1.3%
24,075	Banco Latinoamericano de Comercio Exterior S.A. - Class E	649,303

	SOUTH AFRICA – 1.0%
83,834	Investec PLC	520,284

	SPAIN – 1.6%
36,978	Ebro Foods S.A.	797,329

	SWEDEN – 4.5%
285,229	Cloetta A.B. - B Shares	1,010,532
49,151	Granges A.B.	477,624

Advisory Research International Small Cap Value Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	SWEDEN (Continued)
43,842	Industrivarden A.B. - C Shares	$781,936
		2,270,092
	SWITZERLAND – 5.7%
5,980	Baloise Holding A.G.	735,679
1,990	Bucher Industries A.G.	442,068
86,095	OC Oerlikon Corp. A.G.*	809,333
13,399	Pargesa Holding S.A.	899,397
		2,886,477
	UNITED KINGDOM – 10.2%
91,570	Beazley PLC	407,716
51,285	Bovis Homes Group PLC	474,829
511,690	Cambian Group PLC	766,658
387,739	Fenner PLC	1,039,112
70,039	Kennedy Wilson Europe Real Estate Plc	869,367
191,184	N Brown Group PLC	446,252
112,892	Northgate PLC	581,387
154,106	Virgin Money Holdings UK PLC	620,574
		5,205,895
	TOTAL COMMON STOCKS (Cost $47,328,819)	49,696,640

Principal Amount

	SHORT-TERM INVESTMENTS – 2.8%
$1,433,901	UMB Money Market Fiduciary, 0.01%[1]	1,433,901

	TOTAL SHORT-TERM INVESTMENTS (Cost $1,433,901)	1,433,901

	TOTAL INVESTMENTS – 100.4% (Cost $48,762,720)	51,130,541
	Liabilities in Excess of Other Assets – (0.4)%	(223,716)

	TOTAL NET ASSETS – 100.0%	$50,906,825

PLC – Public Limited Company

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Consumer Products	9.3%
Chemicals	7.5%
Engineering & Construction Services	7.0%
Asset Management	6.6%
Machinery	6.4%
Health Care Facilities/Services	5.9%
Banking	5.1%
Real Estate	4.7%
Electrical Equipment	4.6%
Insurance	4.1%
Retail Discretionary	3.9%
Containers & Packaging	3.4%
Home & Office Products	3.0%
Automotive	2.8%
Transportation Equipment	2.5%
Forest & Paper Products	2.4%
Design, Manufacturing & Distribution	2.0%
Medical Equipment/Devices	1.7%
Media Content	1.5%
Hardware	1.4%
Utilities	1.4%
Retail - Consumer Staples	1.3%
Apparel & Textile Products	1.3%
Semiconductors	1.3%
Software	1.3%
Oil, Gas & Coal	1.2%
Commercial Services	1.1%
Specialty Finance	1.0%
Construction Materials	1.0%
Metals & Mining	0.9%
Total Common Stocks	97.6%
Short-Term Investments	2.8%
Total Investments	100.4%
Liabilities in Excess of Other Assets	(0.4)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Small Company Opportunities Fund (the "Fund") completed the fiscal year with a total return of 3.04%, compared to its primary benchmark, the Russell 2000 Value Index (the "Index"), which returned 8.81%. Our investment process focuses on finding and purchasing well-capitalized, profitable companies that trade at a discount to our estimate of their net asset value. Current market volatility has provided additional opportunities to find such companies and invest in them at attractive prices.

Market & Portfolio Overview

Economic conditions were mixed during the year ending 10/31/2016. The U.S. economy continued to grow (albeit at levels generally below the target 3% annual growth viewed as indicative of a robust economy), and unemployment remained around 5%.  However, concerns around a global economic slowdown early in the year and uncertainty surrounding the economic impact of the UK’s midyear “Brexit” vote hampered markets. Markets recovered in the last few months of the fiscal year and posted positive returns through year end on 10/31/16. The large cap S&P 500 Index returned 4.51%, and the small cap Russell 2000 Index returned 4.11%.

The Advisory Research Small Company Opportunities Fund underperformed the Russell 2000 Value Index during the most recent fiscal year which is in contrast to the relative outperformance of the Fund since inception (4.90% and 4.56% respectively). The relative performance for the fiscal year 2016 has been impacted by macroeconomic concerns creating significant fluctuations in the equity markets. Unprecedented central bank monetary manipulation, low global growth, and political uncertainty have created a unique capital markets environment. Government bond yields around the world are at all-time lows, and are in some cases negative, while perceived “bond-like” equities (particularly utilities and REITs) have traded at all-time high valuation levels. A change in the market’s required return, not necessarily a change in company fundamentals, has resulted in significant stock price appreciation and valuation.

We use the Utilities sector to demonstrate this point.  Through the end of the Fund’s fiscal year, the yield on the 10-year treasury remained below 2%.  In a world of economic and political uncertainty and ultra-low interest rates on sovereign debt, a 3% dividend yield on a seemingly “safe” domestic utility common stock created significant interest in the sector. The result was excellent absolute and relative performance for utilities -- and elevated valuation. As a result of this period of outperformance, these sectors now comprise approximately 21% of our primary benchmark, the Russell 2000 Value Index, as compared to 12% a decade ago.

Source: FactSet Research Systems. Data as of 10/31/2016.  Past performance is no guarantee of future results.  It is not possible to invest directly in an index.

We would argue that the business fundamentals for these companies have not changed. Electricity consumption in this country, especially on a per capita basis, is little changed over the last decade, and the growing adoption of solar energy sources could serve as a long-run disruptor of demand. Further, return on equity for utilities, limited by regulation, is the ultimate mean-reverting mechanism. Thus, a significant, positive change in a utility’s fundamental outlook would likely only come from the acquisition or development of non-utility or unregulated businesses. A change in business mix, and the likely debt or equity issuance to fund such a purchase, increases the company’s risk profile. Put simply, all-time high valuations have not resulted from all-time high operating conditions for utilities, either looking backward or forward. To that end, we have witnessed a pullback in the utilities sector since midyear, but the multiyear performance of yield sensitive securities (particularly utilities and REITs) has been a headwind to our relative performance.

Our view is that these bond-like equities may offer excess yield versus a government bond. However, using this framework for valuation as a starting point for the next three to five years of investment seems to set one up for little return and significant risk should interest rates raise, fundamentals deteriorate, or market conditions change.

Instead, we are finding businesses with compelling potential risk-adjusted returns elsewhere in the equity market, even though patience has been and will be required. We want clients to know that this portfolio of durable, conservatively managed U.S. businesses has increased in fundamental value over the past year at a rate greater than the portfolio’s appreciation. The market’s discount to the portfolio’s fundamental value is significant and we believe is in sharp contrast to those yield-sensitive sectors.

Turning to portfolio performance, CST Brands, Inc. (CST) was our strongest performer. CST owns and operates 1,900 convenience stores in Canada and the United States and was the portfolio’s largest position throughout fiscal 2016. We first purchased shares in mid-2013, after the company was spun out of Valero Energy. We believed that under independent ownership and with a renewed focus, the convenience stores’ profits could be improved. In addition, we believed there were several potential buyers that valued the large store network and recognized the profit improvement opportunity. After the Board of Directors ran a strategic review and fielded bids from interested parties over a multi-month period, CST struck a deal in August 2016 to be acquired by Canada's Alimentation Couche-Tard, Inc. We believe our consistent and active engagement with the CST management team and Board of Directors created value for the Fund’s shareholders.

Another top contributor was The Brink’s Company (BCO). BCO is a leading security and transportation manager of cash and valuables. BCO operates in over 100 countries, with 80% of its revenue earned outside the United States. BCO had been a weak performing stock after years of poor execution. Recent changes in senior management have been positive, providing this market-leading franchise with the right executives to improve profitability and shareholder value. BCO’s new CEO, Doug Pertz, has assumed responsibility for improvement in the United States, the company’s largest and most disappointing market. Under Pertz’s leadership, we believe the company will successfully implement operational improvements, bringing profitability metrics closer to peers and thereby delivering increased shareholder value.

Our weaker performers possess durable, competitively advantaged franchises. We have conviction that any near-term issues are outweighed by the companies’ longer-term opportunities and catalysts.

Kennedy-Wilson Holdings, Inc. (KW) is an owner and operator of, and investor in, multifamily and commercial properties in the Western United States, UK, Ireland, Italy, Spain, and Japan. The company’s most valuable collection of properties is over 21,000 multifamily units principally located in Seattle, San Francisco, and Los Angeles. This conservatively financed portfolio has performed well with a 95% occupancy rate and same property net operating income growth of 12%. However, the stock declined due to fears related to its UK exposure after the UK’s vote to leave the European Union. We believe that the market has unduly discounted the value of those properties and arguably undervalued other key parts of its holdings, including the U.S. apartment portfolio, Irish commercial properties (which could benefit from the UK’s potential weakness), KW’s limited continental European holdings, and its investment management business. The company is also in a position to benefit from any market disruption due to a conservatively positioned balance sheet and significant liquidity. Lastly, we find it encouraging that the CEO and directors personally purchased shares of KW, and that the company purchased shares of itself and its European publicly-traded vehicle, Kennedy Wilson Europe, after the UK’s Brexit vote.

Advisory Research

Tribune Media Co. (TRCO), headquartered in Chicago, owns 42 television stations and additional media related assets and real estate.  Tribune’s share price slumped along with other television broadcasters, as political advertising during 2016 was weaker than expected.  However, with the elections now past, an improving post-election advertising market and Tribune’s ability to continue to harness value from sales of non-core assets, we believe the market is unduly discounting TRCO’s overall net asset value.

Outlook

As we noted in last year’s letter, the Fed’s easy money policies of the last several years have been conducive to both highly levered and money-losing companies, and helped fuel a speculative period where growth dramatically outperformed value. That environment appears to be turning. Just as in the period following the dotcom era at the turn of the century, we would anticipate a changing of the guard in the equity markets, where profitability and strong balance sheets once again matter. Over the long-term, we believe that investing in companies with solid balance sheets, trading at a discount to our estimate of their net asset value, and having strong management teams with plans to unlock value, present the best opportunities for outperformance.

We seek opportunities with an asymmetric risk/reward, and typically find them in less efficient areas of the market. Small cap stocks tend to be more inefficient than large cap stocks, as they are generally less followed by market participants. Within the small cap universe, there are pockets of opportunity in restructuring events, such as spinoffs, emergence from bankruptcy, disposition of assets, or introduction of new management. In addition, opportunities exist where there is negative sentiment surrounding a company or industry in the near term. Broadly, we focus on areas in which we believe deep research and a longer-term perspective position the Fund well to capitalize on public market inefficiencies.

Our philosophy and process remain steadfast. We focus on both downside protection and company-specific upside potential over a multi-year investment horizon. Our companies are primarily U.S.-focused, and we believe company and industry fundamentals will drive stock performance over an economic and market cycle. We are pleased with the progress our companies have made on both strategic and operational opportunities. We believe the progress that has been made bodes well for further value-unlocking activity as we enter the new fiscal year.

We thank you for your investment in the Advisory Research Small Company Opportunities Fund and look forward to updating you again in 2017.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

Mutual funds are subject to risks which may cause investors to lose money. A principal risk of investing in the Fund is equity risk, which is the risk that the value of securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, or factors relating to specific companies in which the Fund invests. The securities of small and micro cap companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger companies or the market averages in general.

Current and future portfolio holdings are subject to change and risk.
Advisory Research

Advisory Research Small Company Opportunities Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

This graph compares a hypothetical $10,000 investment in the Fund, made at its inception, with a similar investment in the Russell 2000 Value Index.  Results include the reinvestment of all dividends and capital gains.

The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe.    This index does not reflect expenses, fees or sales charge, which would lower performance.  The index is unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	Since Inception	Inception Date
Advisory Research Small Company Opportunities Fund	3.04%	4.90%	11/01/13
Russell 2000 Value Index	8.81%	4.56%	11/01/13

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 4.31% and 1.17%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.10% of the average daily net assets of the Fund.  This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees.  In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the reflection of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Small Company Opportunities Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 87.6%
	COMMUNICATIONS – 2.8%
2,011	Scholastic Corp.	$76,921
2,624	Tribune Media Co. - Class A	85,542
		162,463
	CONSUMER DISCRETIONARY – 17.5%
2,883	Armstrong World Industries, Inc.*	108,112
6,755	Brink's Co.	267,160
4,080	H&R Block, Inc.	93,718
1,495	Jack in the Box, Inc.	140,126
2,815	Masonite International Corp.*	160,173
6,154	Potbelly Corp.*	80,310
5,640	Sally Beauty Holdings, Inc.*	146,302
749	Veritiv Corp.*	40,409
		1,036,310
	CONSUMER STAPLES – 4.5%
1,570	Casey's General Stores, Inc.	177,394
5,830	Flowers Foods, Inc.	90,482
		267,876
	ENERGY – 3.7%
4,345	Carrizo Oil & Gas, Inc.*	146,991
2,160	Range Resources Corp.	72,987
		219,978
	FINANCIALS – 31.1%
5,260	Alexander & Baldwin, Inc.	219,815
4,881	Allied World Assurance Co. Holdings A.G.	209,785
5,690	BankUnited, Inc.	165,807
2,835	Capital Bank Financial Corp. - Class A	92,846
1,120	Enstar Group Ltd.*	188,832
1,200	Howard Hughes Corp.*	131,796
11,720	Investors Bancorp, Inc.	143,687
8,630	Kennedy-Wilson Holdings, Inc.	177,778
1,929	Navigators Group, Inc.	179,783
6,609	Park Sterling Corp.	56,904
1,595	Ryman Hospitality Properties, Inc. - REIT	80,420
1,740	Texas Capital Bancshares, Inc.*	103,182
3,295	Yadkin Financial Corp.	91,403
		1,842,038
	HEALTH CARE – 7.2%
3,150	Addus HomeCare Corp.*	79,695
2,010	Analogic Corp.	164,519
3,984	Brookdale Senior Living, Inc.*	57,489

Advisory Research Small Company Opportunities Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS (Continued)
	HEALTH CARE (Continued)
7,865	Capital Senior Living Corp.*	$125,604
		427,307
	INDUSTRIALS – 7.7%
5,044	Allison Transmission Holdings, Inc.	147,739
1,770	EnPro Industries, Inc.	95,792
1,190	Esterline Technologies Corp.*	87,405
3,170	Matson, Inc.	126,610
		457,546
	MATERIALS – 10.0%
2,441	CSW Industrials, Inc.*	75,549
1,606	Eagle Materials, Inc.	130,038
2,895	Encore Wire Corp.	98,864
3,880	H.B. Fuller Co.	163,231
2,685	Lydall, Inc.*	125,524
		593,206
	TECHNOLOGY – 3.1%
6,418	TeleTech Holdings, Inc.	180,346

	TOTAL COMMON STOCKS (Cost $4,831,807)	5,187,070

Principal Amount

	SHORT-TERM INVESTMENTS – 12.1%
$715,153	UMB Money Market Fiduciary, 0.01%[1]	715,153

	TOTAL SHORT-TERM INVESTMENTS (Cost $715,153)	715,153

	TOTAL INVESTMENTS – 99.7% (Cost $5,546,960)	5,902,223
	Other Assets in Excess of Liabilities – 0.3%	20,076

	TOTAL NET ASSETS – 100.0%	$5,922,299

REIT – Real Estate Investment Trust

*	Non-income producing security.
[1]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Industry	Percent of Total Net Assets
Common Stocks
Banking	11.0%
Home & Office Products	10.6%
Insurance	9.8%
Real Estate	7.3%
Chemicals	6.2%
Health Care Facilities/Services	4.4%
Gaming, Lodging & Restaurants	3.7%
Oil, Gas & Coal	3.7%
Technology Services	3.1%
Asset Management	3.0%
Retail - Consumer Staples	3.0%
Medical Equipment/Devices	2.8%
Media Content	2.7%
Transportation Equipment	2.5%
Retail - Discretionary	2.5%
Construction Materials	2.2%
Transportation & Logistics	2.1%
Metals & Mining	1.7%
Manufactured Goods	1.6%
Consumer Products	1.5%
Aerospace & Defense	1.5%
Industrial Paper Wholesalers	0.7%
Total Common Stocks	87.6%
Short-Term Investments	12.1%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Dear Shareholder,

The Advisory Research Strategic Income Fund (the “Fund”) completed fiscal year 2016 with positive absolute performance, recording a 3.4% return but trailed its benchmark, which returned 4.6%.1 Our investment process focuses on finding and investing in several types of income-generating securities, where we believe we can obtain an attractive spread over the yield on Treasuries, while preserving solid overall credit quality and help protect against downside from volatility in interest rates.

Market & Portfolio Overview

The path of interest rates over the past year has proven fickle, as the yield on the ten-year U.S. Treasury has risen and fallen multiple times. Interest rates initially started off the fiscal year on a stable note, with prospects for them to rise, as the Federal Reserve finally moved forward on its first increase in the Federal Funds Rate at its December 2015 meeting after maintaining it near zero for the prior seven years. This increase was viewed as an important next step towards the gradual process of interest rate normalization.

Shortly thereafter, interest rates actually fell as investors sought safer asset classes, such as U.S. Treasuries, due to concerns of weakening global economic growth. This led to a sell off in equity markets and global commodities, such as crude oil, as investors pursued a flight to quality. As the year progressed, concerns were further exacerbated by Brexit, a referendum in which the U.K. voted to leave the European Union.

Global interest rates declined to record lows in the aftermath of the Brexit vote, as expectations baked in an increased probability of a new round of quantitative easing outside of the U.S., and put further interest rate increases in the U.S. on hold for the near-term. After the initial shock of the Brexit outcome subsided, interest rates reversed course and began to rise again.

As noted above, it is against this backdrop that the Fund posted positive absolute performance, but underperformed its benchmark during the past fiscal year. In anticipation of gradually rising rates over the next several years, we have maintained a reduced exposure to longer duration securities, namely fixed-rate preferreds. These securities can offer an attractive spread, but with longer maturities (some of which are perpetual), they can be highly sensitive to changes in interest rates.

As we reduced the Fund’s exposure to fixed-rate preferred securities over the past several years we have increased its exposure to securities that may provide protection in the event of a rise in interest rates (fixed-to-floating rate securities and short-intermediate corporates). The Fund’s holdings of short-intermediate corporate bonds have date certain maturities generally ranging from four to ten years. Their relatively short-term nature may provide downside protection given a return of principal at maturity. The Fund’s holdings of fixed-to-floating rate securities have a fixed coupon for a period of time but then switch to a floating rate, typically ten years from initial issuance. These securities can offer a level of protection should interest rates rise in the future, as their coupons reset based on the prevailing level of rates, typically by a mark-up over three-month LIBOR.2

Asset allocation adversely affected portfolio performance compared to the benchmark. While each of the Fund’s major asset classes posted positive performance over the past fiscal year, we reduced the Fund’s exposure to securities that experienced more pronounced volatility near the beginning of the calendar year to bolster downside protection. Financial markets experienced heightened volatility during this time frame due to mounting concerns of a possible global recession. Subsequent to the mid-February lows in financial markets, the Strategic Income Fund outperformed its benchmark for the balance of the fiscal year.

We continue to believe that the Fund is well-positioned given that we expect interest rates to drift higher over the next few years. Rising yields pose a risk for long duration securities, which is one of the key reasons we shifted the portfolio toward fixed-to-floating rate securities and short-intermediate corporate bonds while lowering our exposure to fixed-rate preferreds over the past several years.

[1]	The benchmark for the Strategic Income Fund is the Barclays U.S. Intermediate Credit Index.
[2]	London Interbank Offered Rate – the benchmark rate that some of the world’s leading banks charge each other for short-term loans.

Outlook

The path of interest rates over the past year, and subsequent impact on income-producing securities, reinforces our belief that maintaining a diversified portfolio of high-quality issuers across both duration-protected and longer duration asset classes is one of the keys to long-term investment success.  We believe that the Strategic Income portfolio is well-positioned to handle the potential impacts of an evolving global economic environment and possible policy changes from the incoming presidential administration in the U.S.

As we have done in the past, we will adjust our portfolio’s weightings of longer duration and short-intermediate duration securities taking into account a variety of factors, including the current yield curve, credit spreads, comparable yields abroad, and underlying economic trends.  Given the current situation, we believe a positioning that favors the short-intermediate duration bucket is prudent.

We thank you for investing in the Advisory Research Strategic Income Fund and look forward to updating you again in 2017.

Advisory Research, Inc.

The views in this letter were as of October 31st and may not necessarily reflect the same views on the date this letter is first published or any time thereafter. These views are intended to help shareholders in understanding the fund’s investment methodology and do not constitute investment advice.

The value of a convertible security is influenced by changes in interest rates, the credit standing of the issuer and other factors.  Debt securities have interest rate, inflation and credit risks and are subject to prepayment and default risk.  High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk.  Foreign and US currencies may unfavorably fluctuate in value relative to each other.  Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, government regulations, difference in securities regulations and accounting standards, possible changes in taxation, limited public information and other factors.  Stocks are subject to substantial risks that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably.  The Fund may write covered call options on its holdings and will forgo the opportunity to benefit from potential increases in the value of that security, but will continue to bear the risk of declines in the value of the security.

Advisory Research

Advisory Research Strategic Income Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited)

The Fund commenced operations on December 31, 2012, after the conversion of a limited partnership account, Advisory Research Value Income Fund, L.P., which commenced operations on June 30, 2003, (the “Predecessor Account”).  The Predecessor Account was managed with substantially the same investment objective, policies and philosophies as are followed by the Fund.  This graph compares a hypothetical $10,000 investment in the Predecessor Account, with a similar investment in the BofA Merrill Lynch Fixed Rate Preferred Securities Index and the Bloomberg Barclays Intermediate Credit Index during the periods shown.  Results include the reinvestment of all dividends and capital gains.

The BofA Merrill Lynch Fixed Rate Preferred Securities Index: Consists of fixed-rate, U.S. dollar-denominated preferred securities and fixed-to-floating rate securities that are callable prior to the floating rate period and are at least one year from the start of the floating rate period. Securities must be rated investment grade including the country of risk and must be issued as public securities or 144a filing and a minimum outstanding of $100 million. The index includes perpetual preferred securities, American Depository Shares/Receipts (ADS/R), domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both DRD-eligible and non-DRD-eligible preferred stock and senior debt.  The Bloomberg Barclays Intermediate Credit Index is the intermediate component of the U.S. Credit Index.  The U.S. Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements. These indices do not reflect expenses, fees or sales charge, which would lower performance.  The indices are unmanaged and it is not possible to invest in an index.

Average Annual Total Returns as of October 31, 2016	1 Year	5 Years	10 Years
Advisory Research Strategic Income Fund	3.42%	5.02%	2.82%
BofA Merrill Lynch Fixed Rate Preferred Securities Index	7.23%	7.31%	3.26%
Bloomberg Barclays Intermediate Credit Index	4.62%	3.61%	4.98%

The performance table above includes information for the Predecessor Account prior to December 31, 2012.  The returns for the Predecessor Account reflect its performance prior to December 31, 2012 and have been adjusted to reflect the Fund’s estimated gross annual expense ratio as set forth in the Fund’s prospectus dated December 31, 2012 as amended.

Advisory Research Strategic Income Fund
FUND PERFORMANCE at October 31, 2016 (Unaudited) - Continued

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling (888) 665-1414.

Gross and net expense ratios for the Fund were 1.14% and 0.92%, respectively, which were the amounts stated in the current prospectus dated March 1, 2016.  The Fund’s Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that total annual fund operating expenses do not exceed 0.90% of average daily net assets of the Fund.  This agreement is in effect until March 1, 2017, and it may be terminated before that date only by the Trust’s Board of Trustees. In the absence of such waivers, the Fund’s returns would have been lower.

Returns reflect the reinvestment of distributions made by the Fund, if any.  The graph and the performance table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Shares redeemed within 90 days of purchase will be charged 2.00% redemption fee.

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS
As of October 31, 2016

Number of Shares		Value

	COMMON STOCKS – 5.1%
	COMMUNICATIONS – 1.1%
1,516	BCE, Inc.	$68,887
1,393	Verizon Communications, Inc.	67,003
		135,890
	CONSUMER STAPLES – 1.2%
1,087	Altria Group, Inc.	71,872
819	Kraft Heinz Co.	72,850
		144,722
	FINANCIALS – 1.6%
2,747	Blackstone Group LP	68,757
1,556	Oaktree Capital Group LLC	64,730
1,040	Ventas, Inc. - REIT	70,460
		203,947
	HEALTH CARE – 0.6%
605	Johnson & Johnson	70,174

	INDUSTRIALS – 0.6%
815	Union Pacific Corp.	71,867

	TOTAL COMMON STOCKS (Cost $553,036)	626,600

Principal Amount

	CORPORATE BONDS – 50.0%
	CONSUMER DISCRETIONARY – 11.6%
$250,000	Block Financial LLC 5.250%, 10/1/2025[1]	265,272
125,000	General Motors Financial Co., Inc. 2.350%, 10/4/2019	124,868
150,000	Macy's Retail Holdings, Inc. 3.450%, 1/15/2021[1]	155,252
175,000	McDonald's Corp. 3.700%, 1/30/2026[1]	185,214
200,000	Sally Holdings LLC / Sally Capital, Inc. 5.750%, 6/1/2022[1]	208,000
310,000	Stanley Black & Decker, Inc. 5.750%, 12/15/2053[1,2]	329,375
175,000	Yum! Brands, Inc. 3.875%, 11/1/2020[1]	180,250
		1,448,231
	CONSUMER STAPLES – 1.4%
175,000	Flowers Foods, Inc. 3.500%, 10/1/2026[1]	172,175

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS – 16.1%
$150,000	Allied World Assurance Co. Holdings Ltd. 4.350%, 10/29/2025[1]	$153,439
240,000	Charles Schwab Corp. 7.000%, N/A1, 2, 3	281,700
225,000	CIT Group, Inc. 5.000%, 8/1/2023	239,648
300,000	JPMorgan Chase & Co. 6.750%, N/A1, 2, 3	333,000
160,000	Leucadia National Corp. 5.500%, 10/18/2023[1]	168,005
325,000	M&T Bank Corp. 6.450%, N/A1, 2, 3	364,812
250,000	MetLife, Inc. 6.400%, 12/15/2066[1]	280,000
145,000	Weyerhaeuser Co. 7.950%, 3/15/2025	185,272
		2,005,876
	HEALTH CARE – 2.3%
135,000	Aetna, Inc. 3.500%, 11/15/2024[1]	140,780
140,000	Thermo Fisher Scientific, Inc. 3.150%, 1/15/2023[1]	143,029
		283,809
	INDUSTRIALS – 9.5%
235,000	Actuant Corp. 5.625%, 6/15/2022[1]	242,344
200,000	Crane Co. 4.450%, 12/15/2023[1]	211,955
290,000	General Electric Co. 5.000%, N/A1, 2, 3	307,226
250,000	Hexcel Corp. 4.700%, 8/15/2025[1]	264,795
150,000	Oshkosh Corp. 5.375%, 3/1/2022[1]	157,314
		1,183,634
	MATERIALS – 1.6%
200,000	Eagle Materials, Inc. 4.500%, 8/1/2026[1]	201,593

	TECHNOLOGY – 5.2%
175,000	Avnet, Inc. 4.625%, 4/15/2026[1]	178,604

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Principal Amount		Value

	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$285,000	CDW LLC / CDW Finance Corp. 5.000%, 9/1/2023[1]	$292,667
175,000	Motorola Solutions, Inc. 3.500%, 3/1/2023	175,307
		646,578
	UTILITIES – 2.3%
255,000	Southern California Edison Co. 6.250%, N/A1, 2, 3	285,281

	TOTAL CORPORATE BONDS (Cost $5,999,488)	6,227,177

Number of Shares

	EXCHANGE-TRADED FUNDS – 3.2%
4,980	Vanguard Short-Term Corporate Bond ETF	399,994

	TOTAL EXCHANGE-TRADED FUNDS (Cost $400,205)	399,994

	PREFERRED STOCKS – 37.9%
	CONSUMER STAPLES – 1.5%
	CHS, Inc.
3,830	7.100%, N/A1, 2, 3	113,368
2,500	7.500%, N/A1, 3	73,125
		186,493
	FINANCIALS – 36.4%
7,490	Affiliated Managers Group, Inc. 6.375%, 8/15/2017[1]	192,718
9,000	Allstate Corp. 6.750%, N/A1, 3	243,090
7,060	American Financial Group, Inc. 6.375%, 6/12/2017[1]	183,772
13,056	Bank of America Corp. 6.625%, N/A1, 3	356,037
2,000	BB&T Corp. 5.850%, N/A1, 3	51,260
7,282	Capital One Financial Corp. 6.700%, N/A1, 3	204,551
6,620	Charles Schwab Corp. 6.000%, N/A1, 3	175,099
9,450	Citigroup, Inc. 6.875%, N/A1, 3	255,528
7,157	Discover Financial Services 6.500%, N/A1, 3	187,442

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Number of Shares		Value

	PREFERRED STOCKS (Continued)
	FINANCIALS (Continued)
2,780	Fifth Third Bancorp 6.625%, N/A1, 2, 3	$83,428
6,250	First Republic Bank 6.700%, N/A1, 3	159,375
2,690	GMAC Capital Trust I 6.602%, 11/30/2016[1,2]	68,676
12,320	Goldman Sachs Group, Inc. 6.500%, 11/1/2016[1]	307,754
3,752	Hartford Financial Services Group, Inc. 7.875%, 4/15/2022[1,2]	117,363
5,260	JPMorgan Chase & Co. 6.700%, N/A1, 3	144,229
8,000	Morgan Stanley 6.625%, N/A1, 3	218,800
	Navient Corp.
4,090	2.835%, 3/15/2017 [2]	102,045
2,730	2.885%, 1/16/2018 [2]	67,294
2,740	PNC Financial Services Group, Inc. 6.125%, N/A1, 2, 3	77,268
13,000	Public Storage 6.375%, N/A1, 3	355,030
10,130	Raymond James Financial, Inc. 6.900%, 3/15/2017[1]	261,455
10,000	State Street Corp. 6.000%, N/A1, 3	266,000
1,810	U.S. Bancorp 6.000%, N/A1, 2, 3	46,354
11,770	Wells Fargo & Co. 8.000%, N/A1, 3	319,438
3,140	Zions Bancorporation 6.950%, 9/15/2023[1,2]	94,640
		4,538,646
	TOTAL PREFERRED STOCKS (Cost $4,554,098)	4,725,139

Principal Amount

	SHORT-TERM INVESTMENTS – 3.5%
$442,158	UMB Money Market Fiduciary, 0.01%[4]	442,158

	TOTAL SHORT-TERM INVESTMENTS (Cost $442,158)	442,158

Advisory Research Strategic Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of October 31, 2016

Value
TOTAL INVESTMENTS – 99.7% (Cost $11,948,985)	$12,421,068
Other Assets in Excess of Liabilities – 0.3%	42,176

TOTAL NET ASSETS – 100.0%	$12,463,244

LP – Limited Partnership
REIT – Real Estate Investment Trust

[1]	Callable.
[2]	Variable, floating or step rate security.
[3]	Perpetual security. Maturity date is not applicable.
[4]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund
SUMMARY OF INVESTMENTS
As of October 31, 2016

Security Type/Industry	Percent of Total Net Assets
Corporate Bonds
Financials	16.1%
Consumer Discretionary	11.6%
Industrials	9.5%
Technology	5.2%
Utilities	2.3%
Health Care	2.3%
Materials	1.6%
Consumer Staples	1.4%
Total Corporate Bonds	50.0%
Preferred Stocks
Financials	36.4%
Consumer Staples	1.5%
Total Preferred Stocks	37.9%
Common Stocks
Financials	1.6%
Consumer Staples	1.2%
Communications	1.1%
Industrials	0.6%
Health Care	0.6%
Total Common Stocks	5.1%
Exchange-Traded Funds	3.2%
Short-Term Investments	3.5%
Total Investments	99.7%
Other Assets in Excess of Liabilities	0.3%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2016

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
Assets:
Investments, at cost	$18,908,823	$29,000,382	$12,722,441	$185,409
Foreign currency, at cost	-	-	-	908
Investments, at value	$20,759,397	$29,128,127	$12,728,681	$183,074
Foreign currency, at value	-	-	-	909
Receivables:
Investment securities sold	165,768	736,677	-	-
Fund shares sold	2,805	-	1,785	-
Dividends and interest	12,795	21,857	35,881	2,346
Due from Advisor	-	-	6,166	17,616
Prepaid expenses	9,641	9,044	7,453	3,064
Total assets	20,950,406	29,895,705	12,779,966	207,009

Liabilities:
Payables:
Investment securities purchased	-	380,352	11,038	-
Fund shares redeemed	-	-	-	-
Advisory fees	4,852	11,612	-	-
Shareholder servicing fees (Note 7)	-	-	-	-
Auditing fees	17,597	17,460	17,667	17,598
Legal fees	6,672	4,627	1,468	2,931
Fund accounting fees	5,992	11,288	10,868	10,186
Fund administration fees	5,266	4,418	2,772	5,366
Transfer agent fees and expenses	3,279	3,416	3,634	3,403
Custody fees	2,550	2,587	4,089	5,854
Shareholder reporting fees	1,538	2,454	1,344	1,704
Trustees' fees and expenses	1,050	449	588	1,314
Chief Compliance Officer fees	900	1,424	1,368	581
Non-U.S. taxes	-	10,526	-	-
Other accrued expenses	838	253	169	525
Total liabilities	50,534	450,866	55,005	49,462

Net Assets	$20,899,872	$29,444,839	$12,724,961	$157,547

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$17,854,863	$32,008,078	$12,821,039	$266,072
Accumulated net investment income	114,128	391,660	99,394	1,731
Accumulated net realized gain (loss) on investments and foreign currency transactions	1,080,307	(3,071,413)	(199,124)	(107,657)
Net unrealized appreciation (depreciation) on:
Investments	1,850,574	117,219 *	6,240	(2,335)
Foreign currency translations	-	(705)	(2,588)	(264)
Net Assets	$20,899,872	$29,444,839	$12,724,961	$157,547

Shares of beneficial interest issued and outstanding	1,609,536	3,155,670	1,148,499	19,365
Net asset value per share	$12.99	$9.33	$11.08	$8.14

*	Net of deferred non-U.S. taxes.

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF ASSETS AND LIABILITIES
As of October 31, 2016

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Assets:
Investments, at cost	$48,762,720	$5,546,960	$11,948,985
Foreign currency, at cost	-	-	-
Investments, at value	$51,130,541	$5,902,223	$12,421,068
Foreign currency, at value	-	-	-
Receivables:
Investment securities sold	-	39,992	-
Fund shares sold	2,852	-	-
Dividends and interest	247,858	1,387	91,519
Due from Advisor	-	7,219	4,967
Prepaid expenses	8,674	11,432	10,737
Total assets	51,389,925	5,962,253	12,528,291

Liabilities:
Payables:
Investment securities purchased	16,542	-	-
Fund shares redeemed	375,744	-	20,021
Advisory fees	13,844	-	-
Shareholder servicing fees (Note 7)	386	-	-
Auditing fees	17,598	18,208	17,752
Legal fees	3,895	418	2,571
Fund accounting fees	18,688	4,711	7,640
Fund administration fees	9,002	3,952	6,073
Transfer agent fees and expenses	7,600	3,419	3,459
Custody fees	13,021	1,590	3,097
Shareholder reporting fees	3,437	4,336	1,792
Trustees' fees and expenses	890	976	1,053
Chief Compliance Officer fees	837	871	816
Non-U.S. taxes	-	-	-
Other accrued expenses	1,616	1,473	773
Total liabilities	483,100	39,954	65,047

Net Assets	$50,906,825	$5,922,299	$12,463,244

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with unlimited number of shares authorized)	$58,228,392	$5,491,756	$11,970,800
Accumulated net investment income (loss)	361,096	37,099	11,373
Accumulated net realized gain (loss) on investments and foreign currency transactions	(10,037,065)	38,181	8,988
Net unrealized appreciation (depreciation) on:
Investments	2,367,821	355,263	472,083
Foreign currency translations	(13,419)	-	-
Net Assets	$50,906,825	$5,922,299	$12,463,244

Shares of beneficial interest issued and outstanding		552,962	1,316,596
Net asset value per share		$10.71	$9.47

Net asset value per share per Class:
Investor Class shares:
Net assets applicable to shares outstanding	$11,636,590
Shares of beneficial interest issued and outstanding	1,026,265
Net asset value per share	$11.34

Class I shares:
Net assets applicable to shares outstanding	$39,270,235
Shares of beneficial interest issued and outstanding	3,461,143
Net asset value per share	$11.35

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
Investment Income:
Dividends (net of foreign withholding taxes of $0, $68,203, $25,997 and $1,522, respectively)	$407,375	$925,611	$313,642	$11,961
Interest	2,269	1,005	1,074	41
Total investment income	409,644	926,616	314,716	12,002

Expenses:
Advisory fees	180,979	284,026	107,500	3,777
Fund accounting fees	34,550	67,299	66,977	59,356
Legal fees	33,341	15,872	13,960	13,070
Fund administration fees	32,062	38,776	39,228	39,032
Transfer agent fees and expenses	18,946	19,938	19,464	19,028
Auditing fees	17,540	17,500	17,627	17,542
Registration fees	15,721	23,501	12,265	17,240
Custody fees	14,345	60,520	21,275	25,291
Trustees' fees and expenses	6,599	6,499	6,873	6,599
Miscellaneous	3,999	4,837	4,329	4,400
Shareholder reporting fees	3,802	5,321	3,680	2,599
Chief Compliance Officer fees	2,955	4,037	4,049	2,612
Insurance fees	1,424	1,346	1,329	1,299
Shareholder servicing fees (Note 7)	-	-	-	-
Interest expense	-	-	-	-
Total expenses	366,263	549,472	318,556	211,845
Advisory fees waived	(124,959)	(165,986)	(107,500)	(3,777)
Other expenses absorbed	-	-	(63,209)	(202,875)
Net expenses	241,304	383,486	147,847	5,193
Net investment income	168,340	543,130	166,869	6,809

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	1,248,392	(1,390,376)	(185,104)	(85,765)
Foreign currency transactions	-	(35,545)	(251)	142
Net realized gain (loss)	1,248,392	(1,425,921)	(185,355)	(85,623)
Net change in unrealized appreciation/depreciation on:
Investments	(480,731)	3,175,552 [1]	78,192	44,385
Foreign currency translations	-	(1,831)	(328)	378
Net change in unrealized appreciation/depreciation	(480,731)	3,173,721	77,864	44,763
Net increase from payment by affiliates (Note 3)	-	-	-	-
Net realized and unrealized gain (loss) on investments and foreign currency	767,661	1,747,800	(107,491)	(40,860)
Net Increase (decrease) in Net Assets from Operations	$936,001	$2,290,930	$59,378	$(34,051)

[1]	Net of non-U.S. taxes $10,526

See accompanying Notes to Financial Statements.

Advisory Research Funds
STATEMENTS OF OPERATIONS
For the Year Ended October 31, 2016

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Investment Income:
Dividends (net of foreign withholding taxes of $240,666, $0 and $506, respectively)	$1,997,926	$109,720	$396,497
Interest	6,998	696	356,743
Total investment income	2,004,924	110,416	753,240

Expenses:
Advisory fees	802,215	42,486	101,914
Fund accounting fees	102,813	26,784	40,425
Legal fees	13,999	10,599	23,626
Fund administration fees	91,476	35,864	34,623
Transfer agent fees and expenses	40,144	18,593	19,768
Auditing fees	17,596	17,499	17,498
Registration fees	97,693	21,418	18,683
Custody fees	76,896	13,502	12,770
Trustees' fees and expenses	7,500	6,808	6,499
Miscellaneous	8,000	1,400	3,601
Shareholder reporting fees	8,999	1,401	3,598
Chief Compliance Officer fees	3,900	3,400	3,400
Insurance fees	1,731	1,299	1,599
Shareholder servicing fees (Note 7)	5,859	-	-
Interest expense	-	-	1,191
Total expenses	1,278,821	201,053	289,195
Advisory fees waived	(247,911)	(42,486)	(101,914)
Other expenses absorbed	-	(100,163)	(55,057)
Net expenses	1,030,910	58,404	132,224
Net investment income	974,014	52,012	621,016

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain (loss) on:
Investments	(9,649,344)	72,995	(34,942)
Foreign currency transactions	(106,775)	-	-
Net realized gain (loss)	(9,756,119)	72,995	(34,942)
Net change in unrealized appreciation/depreciation on:
Investments	5,720,514	136,871	(298,329)
Foreign currency translations	239	-	-
Net change in unrealized appreciation/depreciation	5,720,753	136,871	(298,329)
Net increase from payment by affiliates (Note 3)	234	1,270	-
Net realized and unrealized gain (loss) on investments and foreign currency	(4,035,132)	211,136	(333,271)
Net Increase (decrease) in Net Assets from Operations	$(3,061,118)	$263,148	$287,745

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$168,340	$284,854
Net realized gain on:
Investments	1,248,392	8,670,815
Net change in unrealized appreciation/depreciation on:
Investments	(480,731)	(9,812,556)
Net increase (decrease) in net assets resulting from operations	936,001	(856,887)

Distributions to Shareholders:
From net investment income	(249,614)	(272,057)
From net realized gains	(4,218,219)	(6,141,484)
Total distributions to shareholders	(4,467,833)	(6,413,541)

Capital Transactions:
Proceeds from shares sold	5,110,372	11,434,091
Reinvestment of distributions	1,951,060	1,276,746
Cost of shares redeemed[1]	(12,073,991)	(36,292,193)	[2]
Net decrease in net assets from capital transactions	(5,012,559)	(23,581,356)

Total decrease in net assets	(8,544,391)	(30,851,784)

Net Assets:
Beginning of period	29,444,263	60,296,047
End of period	$20,899,872	$29,444,263

Accumulated net investment income	$114,128	$205,481

Capital Share Transactions:
Shares sold	448,157	729,529
Shares issued on reinvestment	160,581	85,287
Shares redeemed	(958,909)	(2,387,229)
Net decrease in capital share transactions	(350,171)	(1,572,413)

[1]	Net of redemption fee proceeds of $56,890 and $2,115, respectively.
[2]	Includes redemption-in-kind of $23,216,414.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$543,130	$378,806
Net realized loss on:
Investments	(1,390,376)	(1,317,106)
Foreign currency transactions	(35,545)	(36,240)
Net change in unrealized appreciation/depreciation on:
Investments	3,175,552	(3,239,366)
Foreign currency translations	(1,831)	1,345
Net increase (decrease) in net assets resulting from operations	2,290,930	(4,212,561)

Distributions to Shareholders:
From net investment income	(520,807)	(387,903)
From net realized gains	-	(711,212)
Total distributions to shareholders	(520,807)	(1,099,115)

Capital Transactions:
Proceeds from shares sold	3,512,080	16,133,413
Reinvestment of distributions	451,869	950,441
Cost of shares redeemed[1]	(6,487,903)	(6,392,946)
Net increase (decrease) in net assets from capital transactions	(2,523,954)	10,690,908

Total increase (decrease) in net assets	(753,831)	5,379,232

Net Assets:
Beginning of period	30,198,670	24,819,438
End of period	$29,444,839	$30,198,670

Accumulated net investment income	$391,660	$393,891

Capital Share Transactions:
Shares sold	408,781	1,742,671
Shares issued on reinvestment	55,444	103,534
Shares redeemed	(747,096)	(754,259)
Net increase (decrease) in capital share transactions	(282,871)	1,091,946

[1]	Net of redemption fee proceeds of $130 and $869, respectively

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$166,869	$191,882
Net realized gain (loss) on:
Investments	(185,104)	705,238
Foreign currency transactions	(251)	(34,447)
Net change in unrealized appreciation/depreciation on:
Investments	78,192	(1,023,170)
Foreign currency translations	(328)	43
Net increase (decrease) in net assets resulting from operations	59,378	(160,454)

Distributions to Shareholders:
From net investment income	(177,445)	(225,340)
From net realized gains	(684,763)	(1,683,014)
Total distributions to shareholders	(862,208)	(1,908,354)

Capital Transactions:
Proceeds from shares sold	2,033,700	7,089,666
Reinvestment of distributions	339,533	821,111
Cost of shares redeemed[1]	(3,976,913)	(11,487,112)
Net decrease in net assets from capital transactions	(1,603,680)	(3,576,335)

Total decrease in net assets	(2,406,510)	(5,645,143)

Net Assets:
Beginning of period	15,131,471	20,776,614
End of period	$12,724,961	$15,131,471

Accumulated net investment income	$99,394	$102,903

Capital Share Transactions:
Shares sold	203,791	580,977
Shares issued on reinvestment	31,762	70,969
Shares redeemed	(375,147)	(941,318)
Net decrease in capital share transactions	(139,594)	(289,372)

[1]	Net of redemption fee proceeds of $307 and $617, respectively.

See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$6,809	$17,701
Net realized gain (loss) on:
Investments	(85,765)	(13,397)
Foreign currency transactions	142	(5,038)
Net change in unrealized appreciation/depreciation on:
Investments	44,385	(42,266)
Foreign currency translations	378	(331)
Net increase from payment by affiliates (Note 3)	-	1,471
Net decrease in net assets resulting from operations	(34,051)	(41,860)

Distributions to Shareholders:
From net investment income	(14,537)	(34,425)
From net realized gains	-	(133,568)
Total distributions to shareholders	(14,537)	(167,993)

Capital Transactions:
Proceeds from shares sold	365,162	74,152
Reinvestment of distributions	14,032	123,586
Cost of shares redeemed[1]	(1,376,786)	(204,953)
Net decrease in net assets from capital transactions	(997,592)	(7,215)

Total decrease in net assets	(1,046,180)	(217,068)

Net Assets:
Beginning of period	1,203,727	1,420,795
End of period	$157,547	$1,203,727

Accumulated net investment income	$1,731	$3,818

Capital Share Transactions:
Shares sold	45,179	7,774
Shares issued on reinvestment	1,701	14,574
Shares redeemed	(166,449)	(23,507)
Net decrease in capital share transactions	(119,569)	(1,159)

[1]	Net of redemption fee proceeds of $189 and $1,230, respectively.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$974,014	$2,118,918
Net realized gain (loss) on:
Investments	(9,649,344)	2,192,202
Foreign currency transactions	(106,775)	(158,090)
Net change in unrealized appreciation/depreciation on:
Investments	5,720,514	(9,912,491)
Foreign currency translations	239	10,002
Net increase from payment by affiliates	234	-
Net decrease in net assets resulting from operations	(3,061,118)	(5,749,459)

Distributions to Shareholders:
From net investment income:
Investor Class	(392,036)	(423,684)
Class I	(1,415,093)	(1,480,478)
From net realized gains:
Investor Class	(456,384)	(2,158,230)
Class I	(1,598,525)	(7,290,287)
Total distributions to shareholders	(3,862,038)	(11,352,679)

Capital Transactions:
Proceeds from shares sold:
Investor Class	1,973,171	11,414,283
Class I	17,505,467	36,596,498
Reinvestment of distributions:
Investor Class	780,729	2,304,335
Class I	2,899,770	8,361,467
Cost of shares redeemed:
Investor Class[1]	(24,197,369)	(7,203,192)
Class I2	(111,467,521)	(5,908,644)
Net increase (decrease) in net assets from capital transactions	(112,505,753)	45,564,747

Total increase (decrease) in net assets	(119,428,909)	28,462,609

Net Assets:
Beginning of period	170,335,734	141,873,125
End of period	$50,906,825	$170,335,734

Accumulated net investment income	$361,096	$995,605

Capital Share Transactions:
Shares sold:
Investor Class	187,925	985,784
Class I	1,653,434	3,144,892
Shares issued on reinvestment:
Investor Class	74,854	211,019
Class I	278,022	765,001
Shares redeemed:
Investor Class	(2,321,014)	(644,430)
Class I	(10,650,736)	(512,687)
Net increase (decrease) in capital share transactions	(10,777,515)	3,949,579

[1]	Net of redemption fee proceeds of $34 and $1,915, respectively.
[2]	Net of redemption fee proceeds of $5,838 and $520, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase in Net Assets From:
Operations:
Net investment income	$52,012	$1,720
Net realized gain on:
Investments	72,995	77,544
Net change in unrealized appreciation/depreciation on:
Investments	136,871	18,316
Net increase from payment by affiliates	1,270	-
Net increase in net assets resulting from operations	263,148	97,580

Distributions to Shareholders:
From net realized gains	(87,740)	(270,400)
Total distributions to shareholders	(87,740)	(270,400)

Capital Transactions:
Proceeds from shares sold	840,000	876,910
Reinvestment of distributions	7,457	72,864
Cost of shares redeemed[1]	(3,614)	(1,222,456)
Net increase (decrease) in net assets from capital transactions	843,843	(272,682)

Total increase (decrease) in net assets	1,019,251	(445,502)

Net Assets:
Beginning of period	4,903,048	5,348,550
End of period	$5,922,299	$4,903,048

Accumulated net investment income (loss)	$37,099	$(8,908)

Capital Share Transactions:
Shares sold	89,376	83,582
Shares issued on reinvestment	742	7,258
Shares redeemed	(360)	(117,510)
Net increase (decrease) in capital share transactions	89,759	(26,670)

[1]	Net of redemption fee proceeds of $0 and $0, respectively.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015
Increase (Decrease) in Net Assets From:
Operations:
Net investment income	$621,016	$2,273,501
Net realized gain (loss) on:
Investments	(34,942)	1,771,470
Net change in unrealized appreciation/depreciation on:
Investments	(298,329)	(2,012,528)
Net increase in net assets resulting from operations	287,745	2,032,443

Distributions to Shareholders:
From net investment income	(644,235)	(2,182,180)
From net realized gains	(210,802)	(478,470)
Total distributions to shareholders	(855,037)	(2,660,650)

Capital Transactions:
Proceeds from shares sold	1,473,052	466,780
Reinvestment of distributions	753,516	1,840,799
Cost of shares redeemed[1]	(19,511,312)	(70,512,890)	[2]
Net decrease in net assets from capital transactions	(17,284,744)	(68,205,311)

Total decrease in net assets	(17,852,036)	(68,833,518)

Net Assets:
Beginning of period	30,315,280	99,148,798
End of period	$12,463,244	$30,315,280

Accumulated net investment income	$11,373	$44,847

Capital Share Transactions:
Shares sold	154,890	47,358
Shares issued on reinvestment	80,002	189,059
Shares redeemed	(2,042,993)	(7,178,266)
Net decrease in capital share transactions	(1,808,101)	(6,941,849)

[1]	Net of redemption fee proceeds of $107 and $0, respectively.
[2]	Includes Redemption-in-kind of $46,765,587.

See accompanying Notes to Financial Statements.

Advisory Research All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net asset value, beginning of period	$15.02	$17.07		$16.22		$12.84	$11.70
Income from investment operations:
Net investment income[1]	0.09	0.11		0.08		0.08	0.12
Net realized and unrealized gain (loss) on investments	0.26	(0.31)		1.66		3.42	1.09
Total from investment operations	0.35	(0.20)		1.74		3.50	1.21

Less distributions:
From net investment income	(0.13)	(0.08)		(0.05)		(0.12)	(0.06)
From net realized gain	(2.28)	(1.77)		(0.84)		-	(0.01)
Total distributions	(2.41)	(1.85)		(0.89)		(0.12)	(0.07)

Redemption fee proceeds[1]	0.03	-	[2]	-	[2]	-	-	[2]

Net asset value, end of period	$12.99	$15.02		$17.07		$16.22	$12.84

Total return[3]	3.57%	(1.10%)		11.18%		27.46%	10.32%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$20.9	$29.4		$60.3		$56.6	$36.8

Ratio of expenses to average net assets: [4]
Before fees waived and expenses absorbed	1.52%	1.23%		1.14%		1.43%	1.51%
After fees waived and expenses absorbed	1.00%	1.00%		1.03%		1.20%	1.20%
Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.18%	0.49%		0.39%		0.33%	0.69%
After fees waived and expenses absorbed	0.70%	0.72%		0.50%		0.56%	1.00%

Portfolio turnover rate	51%	56%		44%		40%	20%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the All Cap Cap Value Fund to 1.20%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.00%.

See accompanying Notes to Financial Statements.

Advisory Research Emerging Markets Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Period November 1, 2013* through October 31, 2014
Net asset value, beginning of period	$8.78		$10.58		$10.00
Income from Investment Operations
Net investment income[1]	0.17		0.12		0.09
Net realized and unrealized gain (loss) on investments	0.54		(1.46)		0.50
Total from investment operations	0.71		(1.34)		0.59

Less Distributions:
From net investment income	(0.16)		(0.16)		(0.01)
From net realized gain	-		(0.30)		-
Total distributions	(0.16)		(0.46)		(0.01)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$9.33		$8.78		$10.58

Total return[3]	8.30%		(12.89%)		5.87%	[4]

Ratios and Supplemental Data
Net assets, end of period (millions)	$29.4		$30.2		$25.0

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.93%		1.94%		2.63%	[5]
After fees waived and expenses absorbed	1.35%		1.35%		1.35%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	1.33%		0.75%		(0.37%)	[5]
After fees waived and expenses absorbed	1.91%		1.34%		0.91%	[5]

Portfolio turnover rate	32%		51%		67%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Global Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
Net asset value, beginning of period	$11.75		$13.17		$14.22		$11.44		$10.52
Income from investment operations:
Net investment income[1]	0.13		0.13		0.14		0.11		0.12
Net realized and unrealized gain (loss) on investments	(0.12)		(0.29)		0.18		2.83		0.93
Total from investment operations	0.01		(0.16)		0.32		2.94		1.05

Less distributions:
From net investment income	(0.14)		(0.15)		(0.17)		(0.16)		(0.13)
From net realized gain	(0.54)		(1.11)		(1.20)		-		-
Total distributions	(0.68)		(1.26)		(1.37)		(0.16)		(0.13)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.08		$11.75		$13.17		$14.22		$11.44

Total return[3]	0.30%		(1.09%)		2.44%		26.00%		10.10%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$12.7		$15.1		$20.8		$22.3		$11.9

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	2.37%		2.03%		1.82%		2.05%		2.53%
After fees waived and expenses absorbed	1.10%		1.10%		1.14%		1.35%		1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.03%)		0.13%		0.35%		0.13%		(0.05%)
After fees waived and expenses absorbed	1.24%		1.06%		1.03%		0.83%		1.13%

Portfolio turnover rate	23%		71%		47%		93%		37%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the Global Value Fund to 1.35%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

See accompanying Notes to Financial Statements.

Advisory Research International All Cap Value Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014	For the Year Ended October 31, 2013	For the Year Ended October 31, 2012
Net asset value, beginning of period	$8.66		$10.14	$10.75	$8.82	$8.16
Income (loss) from investment operations:
Net investment income[1]	0.12		0.13	0.20	0.16	0.18
Net realized and unrealized gain (loss) on investments	(0.50)		(0.42)	(0.34)	1.99	0.55
Total from investment operations	(0.38)		(0.29)	(0.14)	2.15	0.73

Less distributions:
From net investment income	(0.14)		(0.25)	(0.41)	(0.22)	(0.07)
From net realized gain	-		(0.95)	(0.06)	-	-
Total distributions	(0.14)		(1.20)	(0.47)	(0.22)	(0.07)

Redemption fee proceeds[1]	-	[2]	0.01	-	-	-

Net asset value, end of period	$8.14		$8.66	$10.14	$10.75	$8.82

Total return[3]	(4.44%)		(2.51%)	(1.28%)	24.86%	9.04%

Ratios and Supplemental Data:
Net assets, end of period (millions)	$0.2		$1.2	$1.4	$1.7	$1.6

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	44.89%		16.03%	14.73%	12.27%	15.41%
After fees waived and expenses absorbed	1.10%		1.10%	1.15%	1.35%	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(42.35%)		(13.54%)	(11.70%)	(9.23%)	(11.84%)
After fees waived and expenses absorbed	1.44%		1.39%	1.88%	1.69%	2.22%

Portfolio turnover rate	21%		49%	68%	65%	37%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redeption of Fund shares.

[4]	Prior to January 1, 2014, the Advisor had contractually agreed to limit the operating expenses of the International All Cap Value Fund to 1.35%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses to 1.10%.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Year Ended October 31, 2014		For the Year Ended October 31, 2013		For the Year Ended October 31, 2012
Net asset value, beginning of period	$11.15		$12.53		$12.98		$10.48		$10.02
Income from investment operations:
Net investment income[1]	0.11		0.15		0.16		0.17		0.18
Net realized and unrealized gain (loss) on investments	0.36		(0.54)		0.18		2.63		0.66
Total from investment operations	0.47		(0.39)		0.34		2.80		0.84

Less Distributions:
From net investment income	(0.13)		(0.16)		(0.30)		(0.21)		(0.20)
From net realized gain	(0.15)		(0.83)		(0.49)		(0.09)		(0.18)
Total distributions	(0.28)		(0.99)		(0.79)		(0.30)		(0.38)

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.34		$11.15		$12.53		$12.98		$10.48

Total return[3]	4.43%		(2.94%)		2.84%		27.30%		9.03%

Ratios and Supplemental Data
Net assets, end of period (millions)	$11.7		$34.4		$31.8		$115.4		$48.6

Ratio of expenses to average net assets:[4]
Before fees waived and expenses absorbed	1.46%		1.24%		1.27%		1.42%		1.61%
After fees waived and expenses absorbed	1.18%		1.19%		1.19%		1.28%		1.35%
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	0.79%		1.27%		1.17%		1.30%		1.55%
After fees waived and expenses absorbed	1.07%		1.32%		1.25%		1.44%		1.81%

Portfolio turnover rate	32%		38%		39%		40%		31%

[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Prior to April 1, 2013, the Advisor had contractually agreed to limit the operating expenses of the International Small Cap Value Fund Investor Class to 1.35%.
For the period April 1, 2013 through December 31, 2013, the Advisor had contractually agreed to limit the operating expenses of the Investor Class to 1.25%.
Effective January 1, 2014, the Advisor has contractually agreed to limit the operating expenses of the Investor Class to 1.30%.

See accompanying Notes to Financial Statements.

Advisory Research International Small Cap Value Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015		For the Period December 31, 2013* through October 31, 2014
Net asset value, beginning of period	$11.16		$12.54		$12.44
Income from investment operations
Net investment income[1]	0.12		0.16		0.18
Net realized and unrealized gain (loss) on investments	0.35		(0.54)		(0.08)
Total from investment operations	0.47		(0.38)		0.10

Less Distributions:
From net investment income	(0.13)		(0.17)		-
From net realized gain	(0.15)		(0.83)		-
Total distributions	(0.28)		(1.00)		-

Redemption fee proceeds[1]	-	[2]	-	[2]	-	[2]

Net asset value, end of period	$11.35		$11.16		$12.54

Total return[3]	4.47%		(2.90%)		0.80%	[4]

Ratios and Supplemental Data
Net assets, end of period (millions)	$39.3		$135.9		$110.1

Ratio of expenses to average net assets
Before fees waived and expenses absorbed	1.43%		1.20%		1.23%	[5]
After fees waived and expenses absorbed	1.15%		1.15%		1.15%	[5]
Ratio of net investment income to average net assets
Before fees waived and expenses absorbed	0.82%		1.31%		1.55%	[5]
After fees waived and expenses absorbed	1.10%		1.36%		1.63%	[5]

Portfolio turnover rate	32%		38%		39%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Small Company Opportunities Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016	For the Year Ended October 31, 2015		For the Period November 1, 2013* through October 31, 2014
Net asset value, beginning of period	$10.59	$10.92		$10.00
Income from investment operations:
Net investment gain (loss)[1]	0.10	-	[2]	(0.01)
Net realized and unrealized gain on investments	0.21	0.22		0.96
Total from investment operations	0.31	0.22		0.95

Less distributions:
From net investment income	-	-		(0.03)
From net realized gain	(0.19)	(0.55)		-
Total distributions	(0.19)	(0.55)		(0.03)

Redemption fee proceeds[1]	-	-		-

Net asset value, end of period	$10.71	$10.59		$10.92

Total return[3]	3.04%	2.31%		9.50%	[4]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$5.9	$4.9		$5.3

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.79%	4.24%		3.63%	[5]
After fees waived and expenses absorbed	1.10%	1.10%		1.10%	[5]
Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(1.71%)	(3.10%)		(2.65%)	[5]
After fees waived and expenses absorbed	0.98%	0.04%		(0.13%)	[5]

Portfolio turnover rate	52%	123%		264%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Strategic Income Fund
FINANCIAL HIGHLIGHTS

Per share operating performance.
For a capital share outstanding throughout each period.

	For the Year Ended October 31, 2016		For the Year Ended October 31, 2015	For the Year Ended October 31, 2014		For the Period December 31, 2012* through October 31, 2013
Net asset value, beginning of period	$9.70		$9.85	$9.68		$10.00
Income from investment operations:
Net investment income[1]	0.40		0.44	0.46		0.39
Net realized and unrealized gain (loss) on investments	(0.08)		(0.11)	0.23		(0.26)
Total from investment operations	0.32		0.33	0.69		0.13

Less distributions:
From net investment income	(0.42)		(0.43)	(0.45)		(0.38)
From net realized gain	(0.13)		(0.05)	(0.07)		(0.07)
Total distributions	(0.55)		(0.48)	(0.52)		(0.45)

Redemption fee proceeds[1]	-	[2]	-	-	[2]	-	[2]

Net asset value, end of period	$9.47		$9.70	$9.85		$9.68

Total return[3]	3.42%		3.42%	7.40%		1.30%	[4]

Ratios and Supplemental Data:
Net assets, end of period (millions)	$12.5		$30.3	$99.1		$110.9

Ratio of expenses to average net assets (including interest expense):
Before fees waived and expenses absorbed	1.99%		1.12%	0.97%		1.00%	[5]
After fees waived and expenses absorbed	0.91%		0.90%	0.90%		0.90%	[5]
Ratio of net investment income to average net assets (including interest expense):
Before fees waived and expenses absorbed	3.19%		4.24%	4.64%		4.52%	[5]
After fees waived and expenses absorbed	4.27%		4.46%	4.71%		4.62%	[5]

Portfolio turnover rate	63%		26%	28%		68%	[4]

*	Commencement of operations.
[1]	Based on average shares method.
[2]	Amount represents less than $0.01 per share.
[3]
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown  do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

[4]	Not annualized.
[5]	Annualized.

See accompanying Notes to Financial Statements.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS
October 31, 2016

Note 1 – Organization
Advisory Research All Cap Value Fund (the “All Cap Value Fund”), Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Opportunities Fund”), Advisory Research Global Value Fund (the “Global Value Fund”), Advisory Research International All Cap Value Fund (the “International All Cap Value Fund”), Advisory Research International Small Cap Value Fund (the “International Small Cap Value Fund”), Advisory Research Small Company Opportunities Fund (the “Small Company Opportunities Fund”) and Advisory Research Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and collectively the ‘‘Funds’’) are organized as a series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The All Cap Value Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Strategic Income Fund are diversified funds. The Emerging Markets Opportunities Fund and Small Company Opportunities Fund are non-diversified funds. The All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund and Small Company Opportunities Fund’s primary investment objective is to provide long-term capital appreciation. The Strategic Income Fund’s primary investment objective is to seek high current income and long term capital appreciation. The All Cap Value Fund commenced investment operations on November 16, 2009, the Emerging Markets Opportunities Fund commenced investment operations on November 1, 2013, the Global Value Fund commenced investment operations on July 30, 2010, the International All Cap Value Fund commenced investment operations on May 2, 2011, the International Small Cap Value Fund commenced investment operations on March 31, 2010, the Small Company Opportunities Fund commenced investment operations on November 1, 2013 and the Strategic Income Fund commenced investment operations on December 31, 2012. Each of the Funds is authorized to issue a single class of shares except for the International Small Cap Value Fund. The International Small Cap Value Fund is authorized to issue two classes of shares: Investor Class shares and Class I shares. Class I shares of the International Small Cap Value Fund commenced operations on December 31, 2013.

The shares of each class represent an interest in the same portfolio of investments of the International Small Cap Value Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Strategic Income Fund commenced operations on December 31, 2012, prior to which its only activity was the receipt of a $10,000 investment from principals of the Fund’s advisor and a $116,694,966 transfer of shares of the Fund in exchange for the net assets of the Advisory Research Value Income Fund, L.P., a Delaware limited partnership (the “Income Partnership”). This exchange was nontaxable, whereby the Strategic Income Fund issued 11,669,376 shares for the net assets of the Income Partnership on December 31, 2012. The investment portfolio of the Income Partnership with a fair value of $113,501,578 (identified cost of investment transferred were $107,998,531) and cash were the primary assets received by the Strategic Income Fund. For financial reporting purposes, assets received and shares issued by the Strategic Income Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Strategic Income Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes. The Strategic Income Fund assumed $150,098 in net liabilities as part of this exchange.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services—Investment Companies”.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
Each Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if the last-quoted sales price is not readily available, the securities will be valued at the last bid or the mean between the last available bid and ask price. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Debt securities are valued by utilizing a price supplied by independent pricing service providers. The independent pricing service providers may use various valuation methodologies including matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. If a price is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

(b) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(c) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends, if applicable, are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each Fund or an alternative allocation method can be more appropriately made.

(d) Foreign Currency Translation
The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Funds’ NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The Funds do not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

(e) Federal Income Taxes
The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Funds.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Funds’ current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the open years ended October 31, 2013 – 2016, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Funds will make distributions of net investment income and capital gains, if any, at least annually, except for the Strategic Income Fund which will distribute net investment income, if any, monthly. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Advisory Research, Inc., a wholly owned subsidiary of Piper Jaffray Companies (the “Advisor”). Under the terms of the Agreement, the Funds pay a monthly investment advisory fee to the Advisor at the following annual rates based on the average daily net assets of the Funds:

All Cap Value Fund	0.75%
Emerging Markets Opportunities Fund	1.00%
Global Value Fund	0.80%
International All Cap Value Fund	0.80%
International Small Cap Value Fund	0.90%
Small Company Opportunities Fund	0.80%
Strategic Income Fund	0.70%

The Funds’ Advisor has contractually agreed to waive its fee and/or pay for operating expenses of the Funds to ensure that total annual operating expenses (excluding taxes, leverage interest, brokerage commissions, dividend expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N-1A, expenses incurred in connection with any merger or reorganization, or extraordinary expenses such as litigation expenses) do not exceed the following levels:

	Expense Limit as a % of average daily net assets effective January 1, 2014	Expense Limit as a % of average daily net assets prior to January 1, 2014
All Cap Value Fund	1.00%	1.20%
Emerging Markets Opportunities Fund	1.35%	1.35%
Global Value Fund	1.10%	1.35%
International All Cap Value Fund	1.10%	1.35%
International Small Cap Value Fund - Investor Class	1.30%	1.25%
International Small Cap Value Fund - Class I	1.15%	1.15%
Small Company Opportunities Fund	1.10%	1.10%
Strategic Income Fund	0.90%	0.90%

This agreement is in effect until March 1, 2017 and it may be terminated before that date only by the Trust’s Board of Trustees. The Advisor waived fees and absorbed other expenses for the year ended October 31, 2016 as stated below:

All Cap Value Fund	$124,959
Emerging Markets Opportunities Fund	165,986
Global Value Fund	170,709
International All Cap Value Fund	206,652
International Small Cap Value Fund	247,911
Small Company Opportunities Fund	142,649
Strategic Income Fund	156,971

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The Advisor may recover from each Fund fees and/or expenses previously waived and/or absorbed, if each Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from each Fund for a period ending three full fiscal years following the fiscal year in which such reimbursements occurred. The Advisor may recapture all or a portion of the following amounts no later than October 31, of the years stated below:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
2017	$64,724	$171,216	$150,094	$206,013
2018	91,550	167,520	167,777	190,857
2019	124,959	165,986	170,709	206,652
Total	$281,233	$504,722	$488,580	$603,522

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
2017	$108,196	$146,020	$74,317
2018	75,417	143,833	112,604
2019	247,911	142,649	156,971
Total	$431,524	$432,502	$343,892

IMST Distributors, LLC serves as the Funds’ distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Funds’ fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Funds’ other co-administrator. UMB Bank, N.A., an affiliate of UMBFS, serves as the Funds’ custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Funds do not compensate trustees and officers affiliated with the Funds’ co-administrators. For the year ended October 31, 2016, each Fund’s allocated fees paid to Trustees who are not affiliated with the Funds’ co-administrators are reported on the Statements of Operations.

Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. The Funds’ allocated fees incurred for CCO services for the year ended October 31, 2016, are reported on the Statements of Operations.

An affiliate reimbursed the International Small Cap Value Fund $234 for losses caused by a processing error during the fiscal year ended October 31, 2016. This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

The Advisor reimbursed the Small Company Opportunities Fund $1,270 for losses from a trade error during the fiscal year ended October 31, 2016. This amount is reported on the Fund’s Statement of Operations under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

The Advisor reimbursed the International All Cap Value Fund $1,471 for losses from a trade error during the fiscal year ended October 31, 2015. This amount is reported on the Fund’s Statement of Changes under the caption “Net increase from payment by affiliates.” This reimbursement had no impact to the Fund’s performance.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 4 – Federal Income Taxes

At October 31, 2016, gross unrealized appreciation (depreciation) on investments owned by the Funds, based on cost for federal income tax purposes were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund
Cost of investments	$19,187,546	$29,242,308	$12,762,432	$188,702

Gross unrealized appreciation	$2,655,974	$2,542,085	$1,228,331	$13,817
Gross unrealized depreciation	(1,084,123)	(2,656,266)	(1,262,082)	(19,445)
Net unrealized appreciation (depreciation) on investments	$1,571,851	$(114,181)	$(33,751)	$(5,628)

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund
Cost of investments	$49,192,598	$5,546,781	$11,940,806

Gross unrealized appreciation	$5,960,779	$548,336	$560,816
Gross unrealized depreciation	(4,022,837)	(192,894)	(80,554)
Net unrealized appreciation (depreciation) on investments	$1,937,942	$355,442	$480,262

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2016, permanent differences in book and tax accounting have been reclassified to paid-in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

	Increase (Decrease)
		Accumulated	Accumulated
		Net Investment	Net Realized
	Paid-in Capital	Income/Loss	Gain/Loss

All Cap Value Fund	$-	$(10,079)	$10,079
Emerging Markets Opportunities Fund	147	(24,554)	24,407
Global Value Fund	(1)	7,067	(7,066)
International All Cap Value Fund	-	5,641	(5,641)
International Small Cap Value Fund	-	198,606	(198,606)
Small Company Opportunities Fund	44,835	(6,005)	(38,830)
Strategic Income Fund	14	(10,255)	10,241

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

At October 31, 2016, the Funds had capital loss carryforwards, which reduce the Funds’ taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, the capital loss carryforwards are as follows:

	Not Subject to Expiration
	Short-Term	Long-Term	Total
Emerging Markets Opportunities Fund	$908,679	$2,075,096	$2,983,775
Global Value Fund	51,710	151,259	202,969
International All Cap Value Fund	17,889	89,223	107,112
International Small Cap Value Fund	2,247,133	7,638,050	9,885,183

As of October 31, 2016, the components of accumulated earnings (deficit) on a tax basis were as follows:

	All Cap Value Fund	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund

Undistributed ordinary income	$114,128	$545,599	$143,246	$4,479
Undistributed long-term capital gains	1,359,030	-	-	-
Tax accumulated earnings	1,473,158	545,599	143,246	4,479

Accumulated capital and other losses	-	(2,983,775)	(202,969)	(107,112)
Unrealized appreciation (depreciation) on investments	1,571,851	(114,181)	(33,751)	(5,628)
Unrealized appreciation (depreciation) on foreign currency translations	-	(10,882)	(2,604)	(264)
Total accumulated earnings (deficit)	$3,045,009	$(2,563,239)	$(96,078)	$(108,525)

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

	International Small Cap Value Fund	Small Company Opportunities Fund	Strategic Income Fund

Undistributed ordinary income	$639,110	$37,099	$11,373
Undistributed long-term capital gains	-	38,002	809
Tax accumulated earnings	639,110	75,101	12,182

Accumulated capital and other losses	(9,885,183)	-	-
Unrealized appreciation (depreciation) on investments	1,937,943	355,442	480,262
Unrealized appreciation (depreciation) on foreign currency translations	(13,437)	-	-
Total accumulated earnings (deficit)	$(7,321,567)	$430,543	$492,444

The tax character of distributions paid during the fiscal year ended October 31, 2016 and 2015 were as follows:

	All Cap Value Fund		Emerging Markets Opportunities Fund
	2016	2015	2016	2015

Distributions paid from:
Ordinary income	$249,614	$984,680	$520,807	$1,099,115
Net long-term capital gains	4,218,219	5,428,861	-	-
Total distributions paid	$4,467,833	$6,413,541	$520,807	$1,099,115

	Global Value Fund		International All Cap Value Fund
	2016	2015	2016	2015

Distributions paid from:
Ordinary income	$331,562	$701,434	$14,537	$62,903
Net long-term capital gains	530,646	1,206,920	-	105,090
Total distributions paid	$862,208	$1,908,354	$14,537	$167,993

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

	International Small Cap Value Fund		Small Company Opportunities Fund
	2016	2015	2016	2015

Distributions paid from:
Ordinary income	$3,074,444	$4,641,352	$-	$270,400
Net long-term capital gains	787,594	6,711,327	87,740	-
Total distributions paid	$3,862,038	$11,352,679	$87,740	$270,400

	Strategic Income Fund
	2016	2015
Distributions paid from:
Ordinary income	$626,603	$2,409,527
Net long-term capital gains	228,434	251,123
Total distributions paid	$855,037	$2,660,650

Note 5 – Redemption Fee
The Funds may impose a redemption fee of 2.00% of the total redemption amount on all shares redeemed within 90 days of purchase. For the years ended October 31, 2016 and 2015, redemption fees were as follows:

	October 31, 2016	October 31, 2015
All Cap Value Fund	$56,890	$2,115
Emerging Markets Opportunities Fund	130	869
Global Value Fund	307	617
International All Cap Value Fund	189	1,230
International Small Cap Value Fund	5,872	2,435
Small Company Opportunities Fund	-	-
Strategic Income Fund	107	-

Note 6 – Investment Transactions
For the year ended October 31, 2016, purchases and sales of investments, excluding short-term investments, were as follows:

	Purchases	Sales
All Cap Value Fund	$11,911,009	$22,369,183
Emerging Markets Opportunities Fund	8,896,945	10,462,700
Global Value Fund	2,947,782	5,870,937
International All Cap Value Fund	107,012	1,043,306
International Small Cap Value Fund	27,548,557	135,675,893
Small Company Opportunities Fund	2,942,844	2,584,283
Strategic Income Fund	9,241,705	28,068,815

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the International Small Cap Value Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of the International Small Cap Value Fund’s Investor Class shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the year ended October 31, 2016, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Loan and Pledge Agreement
The Funds together with other Advisory Research MLP Funds managed by the Advisor (together “Advisory Research Funds”) have entered into a $15 million Senior Secured Revolving Credit Facility (“Facility”) with UMB Bank n.a. (“UMB Loan Agreement”). Each Fund is permitted to borrow up to the lesser of one-third of its total assets, or the maximum amount permitted subject to each Fund’s investment limitations. The purpose of the Facility is to finance temporarily the repurchase or redemption of shares of each borrower. The loan is fully collateralized throughout the term of the loan with securities or other assets of each Fund that has an aggregate market value of at least three times the loan balance. Securities that have been pledged as collateral for the loan are indicated in the Schedules of Investments (if any). Borrowings under the UMB Loan Agreement are charged interest at a calculated rate computed by UMB Bank n.a. based on the London Interbank Offered Rate (LIBOR) rate plus 1.00%, adjusting monthly. During the year ended October 31, 2016, the only Advisory Research Fund with borrowing was the Strategic Income Fund, which had a maximum outstanding balance of $3,500,000. The Strategic Income Fund’s average borrowing for the 15 days was $2,300,000, which had an average borrowing rate of 1.24%. Interest expense for the year ended October 31, 2016 is disclosed in the Statement of Operations. As of October 31, 2016, the Funds have no outstanding borrowings.

Note 9 – Indemnifications
In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of each Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of October 31, 2016, in valuing the Funds’ assets carried at fair value:

All Cap Value Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$20,185,828	$-	$-	$20,185,828
Short-Term Investments	573,569	-	-	573,569
Total Investments	$20,759,397	$-	$-	$20,759,397

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Emerging Markets Opportunities Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$779,668	$-	$779,668
Consumer Discretionary	1,270,238	2,697,391	-	3,967,629
Consumer Staples	712,539	1,501,664	-	2,214,203
Energy	874,684	1,126,448	-	2,001,132
Financials	2,841,045	6,605,628	-	9,446,673
Health Care	623,879	881,772	-	1,505,651
Industrials	725,341	1,567,649	-	2,292,990
Materials	1,032,429	2,893,549	-	3,925,978
Technology	984,428	1,259,619	-	2,244,047
Utilities	-	289,783	-	289,783
Total Common Stocks	9,064,583	19,603,171	-	28,667,754
Short-Term Investments	460,373	-	-	460,373
Total Investments	9,524,956	19,603,171	-	29,128,127

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Global Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$484,847	$86,226	$-	$571,073
Consumer Discretionary	962,133	990,673	-	1,952,806
Consumer Staples	603,463	535,909	-	1,139,372
Energy	277,216	189,749	-	466,965
Financials	1,785,391	2,088,068	-	3,873,459
Health Care	469,147	393,122	-	862,269
Industrials	513,061	313,294	-	826,355
Materials	792,226	819,356	-	1,611,582
Technology	495,787	346,912	-	842,699
Utilities	-	75,479	-	75,479
Total Common Stocks	6,383,271	5,838,788	-	12,222,059
Short-Term Investments	506,622	-	-	506,622
Total Investments	$6,889,893	$5,838,788	$-	$12,728,681

International All Cap Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$2,973	$-	$2,973
Consumer Discretionary	3,754	28,423	-	32,177
Consumer Staples	2,709	13,725	-	16,434
Energy	-	5,591	-	5,591
Financials	3,729	56,717	-	60,446
Health Care	-	11,864	-	11,864
Industrials	-	7,946	-	7,946
Materials	3,527	26,863	-	30,390
Technology	-	8,046	-	8,046
Utilities	-	2,307	-	2,307
Total Common Stocks	13,719	164,455	-	178,174
Short-Term Investments	4,900	-	-	4,900
Total Investments	$18,619	$164,455	$-	$183,074

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

International Small Cap Value Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks
Communications	$-	$751,682	$-	$751,682
Consumer Discretionary	1,027,639	5,155,433	-	6,183,072
Consumer Staples	1,010,532	4,377,852	-	5,388,384
Energy	-	634,520	-	634,520
Financials	1,269,877	9,690,327	-	10,960,204
Health Care	-	3,880,104	-	3,880,104
Industrials	-	11,137,693	-	11,137,693
Materials	1,137,698	6,596,311	-	7,734,009
Technology	-	3,026,972	-	3,026,972
Total Common Stocks	4,445,746	45,250,894	-	49,696,640
Short-Term Investments	1,433,901	-	-	1,433,901
Total Investments	$5,879,647	$45,250,894	$-	$51,130,541

*	The Funds did not hold any Level 3 securities at period end.

The following is a reconciliation of transfers between Levels for the Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, and International Small Cap Value Fund from October 31, 2015 to October 31, 2016, represented by recognizing the October 31, 2016 market value of securities:

	Emerging Markets Opportunities Fund	Global Value Fund	International All Cap Value Fund	International Small Cap Value Fund
Transfers into Level 1	$2,755,476	$127,582	$3,527	$1,583,950
Transfers out of Level 1	(723,457)	(63,205)	(2,545)	(1,636,025)
Net transfers in (out) of Level 1	$2,032,019	$64,377	982	(52,075)

Transfers into Level 2	$723,457	$63,205	$2,545	$1,636,025
Transfers out of Level 2	(2,755,476)	(127,582)	(3,527)	(1,583,950)
Net transfers in (out) of Level 2	$(2,032,019)	$(64,377)	$(982)	$52,075

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining value:

	Emerging Markets Opportunities Fund	International Small Cap Value Fund
Beginning balance October 31, 2015	$271,573	$1,120,450
Transfers into Level 3 during the period	-	-
Transfers out of Level 3 during the period	-	-
Total realized and change in unrealized gain/(loss)	(87,517)	(202,446)
Purchases	-	-
Sales	(184,056)	(918,004)
Ending balance October 31, 2016	$-	$-

Small Company Opportunities Fund	Level 1	Level 2*	Level 3*	Total
Investments
Common Stocks[1]	$5,187,070	$-	$-	$5,187,070
Short-Term Investments	715,153	-	-	715,153
Total Investments	$5,902,223	$-	$-	$5,902,223

[1]	For a detailed break-out of common stocks by major industry classification, please refer to the Schedule of Investments.
*	The Fund did not hold any Level 2 or Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Strategic Income Fund	Level 1	Level 2	Level 3*	Total
Investments
Common Stocks[1]	$626,600	$-	$-	$626,600
Corporate Bonds[1]	-	6,227,177	-	6,227,177
Exchange-Traded Funds	399,994	-	-	399,994
Preferred Stocks[1]	4,725,139	-	-	4,725,139
Short-Term Investments	442,158	-	-	442,158
Total Investments	$6,193,891	$6,227,177	$-	$12,421,068

[1]	For a detailed break-out of common stocks, corporate bonds and preferred stocks by major industry classification, please refer to the Schedule of Investments.

*	The Fund did not hold any Level 3 securities at period end.

Transfers between Levels 1, 2, or 3 are recognized at the end of the reporting period. There were no transfers between levels at period end.

Advisory Research Funds
NOTES TO FINANCIAL STATEMENTS - Continued
October 31, 2016

Note 11 – Recently Issued Accounting Pronouncements
Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent) removes the requirement to categorize within the fair value hierarchy investments measured using the net asset value per share ("NAV") practical expedient, as well as removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. Management has evaluated the impact on the financial statement disclosures and determined that there is no effect.

Note 12 – Events Subsequent to the Fiscal Period End
The Funds have adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Funds’ related events and transactions that occurred through the date of issuance of the Funds’ financial statements.

The Funds declared the payment of a distribution to be paid, on December 21, 2016, to shareholders of record on December 20, 2016 as follows:

		Long Term Capital Gain	Short Term Capital Gain	Income
All Cap Value Fund		$0.86805	$0.00000	$0.09012
Global Value Fund		0.00000	0.00000	0.13291
International All Cap Value Fund		0.00000	0.00000	0.23440
International Small Cap Value Fund	Investor Class	0.00000	0.00000	0.14029
International Small Cap Value Fund	Class I Shares	0.00000	0.00000	0.14560
Emerging Markets Opportunities Fund		0.00000	0.00000	0.19362
Small Companies Opportunities Fund		0.06799	0.00000	0.06638
Strategic Income Fund		0.00079	0.00000	0.05174

There were no other events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statements of assets and liabilities of Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund, Advisory Research Strategic Income Fund, Advisory Research Emerging Markets Opportunities Fund and Advisory Research Small Company Opportunities Fund (the “Funds”), each a series of Investment Managers Series Trust, including the schedules of investments as of October 31, 2016, and the related statements of operations for the year then ended, and the statements of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated thereon.  These financial statements and financial highlights are the responsibility of the Funds’ management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.   The Funds are not required to have, nor were we engaged to perform, an audit of their internal controls over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Advisory Research All Cap Value Fund, Advisory Research International All Cap Value Fund, Advisory Research International Small Cap Value Fund, Advisory Research Global Value Fund, Advisory Research Strategic Income Fund, Advisory Research Emerging Markets Opportunities Fund and Advisory Research Small Company Opportunities Fund, as of October 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
December 30, 2016

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited)

Capital Gain Designation
For Federal income tax purposes, the All Cap Value Fund, Global Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund and Strategic Income Fund designate long-term capital gain dividends of $4,218,219; $530,646; $787,594; $87,740 and $228,434, respectively for the year ended October 31, 2016.

Corporate Dividends Received Deduction
For the fiscal year ended October 31, 2016, 100%, 51.39%, 100% and 52.09% of the dividends paid from net investment income qualifies for the dividends received deduction available to corporate shareholders of the All Cap Value Fund, Global Value Fund, Small Company Opportunities Fund and the Strategic Income Fund, respectively.

Qualified Dividend Income
Pursuant to Section 854 of the Internal Revenue Code of 1986, the All Cap Value Fund, Emerging Markets Opportunities Fund, Global Value Fund, International All Cap Value Fund, International Small Cap Value Fund, Small Company Opportunities Fund and Strategic Income Fund designate income dividends of 100%, 45.93%, 100%, 100%, 100%, 100%, and 53.15%, respectively, as qualified dividend income paid during the fiscal year ended October 31, 2016.

Foreign Taxes Paid
Pursuant to Section 853 of the Internal Revenue Code of 1986, as amended, the Emerging Markets Opportunities Fund, Global Value Fund and International Small Cap Value Fund designate $635,077, $123,040 and $790,940, respectively, of income derived from foreign sources and $68,203, $16,042 and $150,842, respectively, of foreign taxes paid for the period ended October 31, 2016.

Of the ordinary Income (including short-term capital gain) distributions made for the year ended October 31, 2016, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
Emerging Markets Opportunities Fund	$0.2012	$0.0216
Global Value Fund	$0.1071	$0.0140
International Small Cap Value Fund	$0.1763	$0.0336

Trustees and Officers Information
Additional information about the Trustees is included in the Funds’ Statement of Additional Information which is available, without charge, upon request by calling (888) 665-1414. The Trustees and officers of the Funds and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller[a] (born 1947) Trustee	Since November 2007	Retired (2013 - present). Executive Vice President, Client Management and Development, Access Data, a Broadridge company, a provider of technology and services to asset management firms (1997-2012).	80	None.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Ashley Toomey Rabun [a] (born 1952) Trustee and Chairperson of the Board	Since November 2007	Retired (2016 - present). President and Founder, InvestorReach, Inc., a financial services consulting firm (1996 - 2015).	80	Select Sector SPDR Trust, a registered investment company (includes 11 portfolios).
William H. Young [a] (born 1950) Trustee	Since November 2007	Retired (2014 - present). Independent financial services consultant (1996 - 2014). Interim CEO, Unified Fund Services Inc. (now Huntington Fund Services), a mutual fund service provider (2003 - 2006). Senior Vice President, Oppenheimer Management Company (1983 - 1996). Chairman, NICSA, an investment management trade association (1993 - 1996).	80	None.
John P. Zader ᵃ (born 1961) Trustee	Since November 2007	Retired (June 2014 - present). CEO, UMB Fund Services, Inc., a mutual fund and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund (December 2006 - June 2014). President, Investment Managers Series Trust (December 2007 - June 2014).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Interested Trustee:
Eric M. Banhazl b† (born 1957) Trustee	Since January 2008	Chairman (2016 - present), and President (2006 - 2015), Mutual Fund Administration, LLC, the co-administrator for the Fund. Trustee and Vice President, Investment Managers Series Trust (December 2007 - March 2016).	80	Investment Managers Series Trust II, a registered investment company (includes 12 portfolios).
Officers of the Trust
Maureen Quill ᵃ (born 1963) President	Since June 2014
Chief Operating Officer (June 2014 - present), and Executive Vice President, UMB Fund Services, Inc. (January 2007 - June 2014).  Vice President, Investment Managers Series Trust (December 2013 - June 2014).
			N/A	N/A

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Name, Address, Year of Birth and Position(s) held with Trust	Term of Office[c] and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Rita Dam [b] (born 1966) Treasurer and Assistant Secretary	Since December 2007	Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.	N/A	N/A
Joy Ausili[b] (born 1966) Vice President, Assistant Secretary and Assistant Treasurer	Since March 2016
Co-Chief Executive Officer (2016 - present), and Vice President (2006 - 2015), Mutual Fund Administration, LLC.  Secretary and Assistant Treasurer, Investment Managers Series Trust (December 2007 - March 2016).
			N/A	N/A
Diane Drake[b] (born 1967) Secretary	Since March 2016	Senior Counsel, Mutual Fund Administration, LLC (October 2015 - present). Managing Director and Senior Counsel (2010 - 2015), BNY Mellon Investment Servicing (US) Inc.	N/A	N/A
Martin Dziura [b] (born 1959) Chief Compliance Officer	Since June 2014
Principal, Dziura Compliance Consulting, LLC (October 2014 - present). Managing Director, Cipperman Compliance Services (2010 - September 2014). Chief Compliance Officer, Hanlon Investment Management (2009 - 2010). Vice President - Compliance, Morgan Stanley Investment Management (2000 - 2009).
			N/A	N/A

a	Address for certain Trustees and certain officers: 235 West Galena Street, Milwaukee, Wisconsin 53212.
b	Address for Mr. Banhazl, Ms. Ausili, Ms. Dam and Ms. Drake: 2220 E. Route 66, Suite 226, Glendora, California 91740.
Address for Mr. Dziura:  39 Stafford Square, Boyertown, Pennsylvania  19512.
c	Trustees and officers serve until their successors have been duly elected.
†	Mr. Banhazl is an “interested person” of the Trust by virtue of his position with Mutual Fund Administration, LLC.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Board Consideration of Investment Advisory Agreement
At an in-person meeting held on September 20-22, 2016, the Board of Trustees (the “Board”) of Investment Managers Series Trust (the “Trust”), including the trustees who are not “interested persons” of the Trust (the “Independent Trustees”) as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), reviewed and unanimously approved the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and Advisory Research, Inc. (the “Investment Advisor”) for an additional one-year term with respect to the following series of the Trust (the “Funds”):

•	the Advisory Research All Cap Value Fund (the “All Cap Fund”),

•	the Advisory Research Emerging Markets Opportunities Fund (the “Emerging Markets Fund”),

•	the Advisory Research Global Value Fund (the “Global Value Fund”),

•	the Advisory Research International All Cap Value Fund (the “International All Cap Fund”),

•	the Advisory Research International Small Cap Value Fund (the “International Small Cap Fund”),

•	the Advisory Research Small Company Opportunities Fund (the “Small Company Fund”), and

•	the Advisory Research Strategic Income Fund (the “Strategic Income Fund”).

In approving renewal of the Advisory Agreement, the Board, including the Independent Trustees, determined that such renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders.

Background
In advance of the meeting, the Board received information about the Funds and the Advisory Agreement from the Investment Advisor and from Mutual Fund Administration, LLC and UMB Fund Services, Inc., the Trust’s co-administrators, certain portions of which are discussed below.  The materials, among other things, included information about the Investment Advisor’s organization and financial condition; information regarding the background and experience of relevant personnel providing services to the Funds; reports comparing the performance of each Fund with returns of its benchmark index and a group of comparable funds selected by Morningstar, Inc. (each a “Peer Group”) from its relevant fund universe (each a “Fund Universe”) for various periods ended June 30, 2016; and reports comparing the investment advisory fees and total expenses of each Fund with those of its Peer Group and Fund Universe.  The Board also received a memorandum from the independent legal counsel to the Trust and the Independent Trustees discussing the legal standards under the 1940 Act and other applicable law for their consideration of the proposed renewal of the Advisory Agreement.  In addition, the Board considered information reviewed by the Board during the year at other Board and Board committee meetings.  No representatives of the Investment Advisor were present during the Board’s consideration of the Advisory Agreement.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

In approving renewal of the Advisory Agreement, the Board and the Independent Trustees considered a variety of factors, including those discussed below. In their deliberations, the Board and the Independent Trustees did not identify any particular factor that was controlling, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services
The Board considered information included in the meeting materials regarding the performance of each Fund.  The materials they reviewed indicated the following:

•
The All Cap Fund’s total return for the one-year period was below the return of the Russell 3000 Value Index by 5.00%, and below the median returns of the Peer Group and All-Cap Value/Blend Custom Fund Universe by 1.46% and 0.13%, respectively.  The Fund’s annualized total return for the three-year period was below the return of the Russell 3000 Value Index and the median returns of the Fund Universe and Peer Group by 3.40%, 2.16%, and 1.50%, respectively.  The Fund’s annualized total return for the five-year period was below the return of the Russell 3000 Value Index and the median returns of the Peer Group and Fund Universe by 3.37%, 1.98%, and 1.96%, respectively.  The Trustees noted that in 2010, 2011 and 2013, the Fund’s total return exceeded the return of the Index and the median return of the Fund Universe.  In reviewing the Fund’s more recent performance the Trustees considered the Investment Advisor’s belief that the Fund’s significant weight to smaller capitalization holdings relative to the Peer Group and the Russell 3000 Value Index contributed to the Fund’s underperformance.  The Trustees also considered that despite the Fund’s lower relative returns, the Fund’s volatility of returns over all periods was relatively low, as measured by its standard deviation.  Additionally, the Trustees noted that the annualized total return of a composite of accounts managed by the Investment Advisor using its All Cap strategy was higher than the return of the Russell 3000 Value Index for the period since the strategy’s inception in 2002.

•
The Emerging Markets Fund’s total return for the one-year period was above the median returns of the Peer Group and Diversified Emerging Markets Fund Universe, and above the return of the MSCI Emerging Markets Index.

•
The Global Value Fund’s total return for the one-year period was the same as the Peer Group median return, but below the return of the MSCI World Value Index by 3.68% and below the median return of the World Stock Fund Universe by 2.51%.  The Fund’s annualized total return for the three-year period was below the median return of the Fund Universe by 2.81%, below the return of the MSCI World Value Index by 1.98%, and below the median return of the Peer Group by 1.54%.  The Fund’s annualized total return for the five-year period was below the median returns of the Fund Universe and Peer Group, and below the return of the MSCI World Value Index by 2.30%, 1.79%, and 1.77%, respectively.  The Trustees observed that in 2009, 2010, 2012 and 2013, the Fund’s total return was higher than the return of the MSCI World Value Index.  The Trustees considered Morningstar’s observation that the Fund’s historical performance from 2009-2013 was generally on par with the Fund Universe median returns, but that since 2014 value stocks have underperformed growth stocks, which has negatively affected the Fund’s relative performance.  The Trustees also noted the Investment Advisor’s belief that the primary detractor of performance over longer periods was the Fund’s significant weight to small capitalization holdings relative to the Peer Group and MSCI World Value Index.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•
The International All Cap Fund’s total return for the one-year period was above the return of the MSCI EAFE Value Index, but below the median returns of the Fund Universe and Peer Group by 3.68% and 3.53%, respectively.  The Fund’s annualized total return for the three-year period was below the median returns of the Fund Universe and Peer Group, and below the return of the MSCI EAFE Value Index by 1.47%, 1.18%, and 0.22%, respectively.  The Fund’s annualized total return for the five-year period was higher than the return of the MSCI EAFE Value Index and the Peer Group median return, and below the median return of the Foreign Small/Mid Value & Foreign Large Value Fund Universe by 0.63%.  The Trustees observed that in 2012 and 2015, the Fund’s total return was higher than the return of the MSCI EAFE Value Index, and in 2012, 2014 and 2015, the Fund’s total return was above the Fund Universe median return. The Trustees noted the Investment Advisor’s belief that relative weakness for the Fund occurred in the energy sector, and that another detractor of performance over longer periods was the Fund’s significant weight to smaller capitalization holdings relative to the Peer Group and the MSCI EAFE Value Index.  The Trustees also considered that over the five-year period ending June 30, 2016, the Fund’s volatility of returns was relatively low, as measured by its standard deviation, and that the Fund has historically minimized losses during down markets.

•
The International Small Cap Fund’s total return for the one-year period was above the Peer Group median return and the return of the MSCI EAFE Index, but below the return of the MSCI EAFE Small Cap Index by 5.05%, and slightly below the median return of the Foreign Small/Mid Value Fund Universe by 0.21%.  The Fund’s annualized total return for the three-year period was above the MSCI EAFE Index return, but below the MSCI EAFE Small Cap Index return, the Peer Group median return, and the Fund Universe median return by 4.05%, 2.30%, and 2.14%, respectively.  The Fund’s annualized total return for the five-year period was above the MSCI EAFE Index return, but below the MSCI EAFE Small Cap Index return, the Peer Group median return, and the Fund Universe median return by 1.78%, 1.54%, and 0.95%, respectively.  The Trustees noted that in 2012, 2013, 2014 and the year-to-date period ended June 30, 2016, the Fund’s total return exceeded the return of the MSCI EAFE Index.  The Trustees considered the Investment Advisor’s belief that underweight allocations to the Telecommunications and Utilities sectors over the past three- and five-year periods have detracted from the Fund’s performance.  The Trustees also noted that the Fund’s volatility of returns was relatively low, as measured by its standard deviation, which ranked first within both the Peer Group and Fund Universe over the five-year period.

•	The Small Company Fund’s total return for the one-year period was above the return of the Russell 2000 Value Index and above the median returns of the Peer Group and the Small Blend Fund Universe.

•
The Strategic Income Fund’s total return for the one-year period was above the median return of the Fund Universe, but below the return of the BofA Merrill Lynch Core Fixed Rate Preferred Securities Index by 6.19%, below the median return of the Peer Group by 0.62%, and below the return of the Barclays U.S. Intermediate Credit Bond Index by 0.55%.  The Fund’s annualized total return for the three-year period was above the Multisector Bond Fund Universe median return, the Barclays U.S. Intermediate Credit Bond Index return, and the Peer Group median return, but below the BofA Merrill Lynch Core Fixed Rate Preferred Securities Index return by 3.22%.  The Fund’s annualized total return for the five-year period was above the Fund Universe median return, the Barclays U.S. Intermediate Credit Bond Index return, and the Peer Group median return, but below the BofA Merrill Lynch Core Fixed Rate Preferred Securities Index return by 2.15%.  The Fund’s annualized total return for the ten-year period was below the Fund Universe median return, the Barclays U.S. Intermediate Credit Bond Index return, the Peer Group median return, and the BofA Merrill Lynch Core Fixed Rate Preferred Securities Index return by 2.49%, 2.12%, 1.97%, and 0.60%, respectively.  The Trustees noted Morningstar’s observations that while poor relative returns from 2007 and 2008 continue to weigh on the trailing long-term return of the Fund, more recently the Fund has performed well in the low interest rate environment, posting a five-year annualized return that exceeded both the Peer Group and Fund Universe medians, while also producing a 12-month yield that ranked in the top half of funds in the Peer Group.  The Trustees also noted the Investment Advisor’s observation that the largest detractor to historical performance has been fixed-rate preferred securities, to which the Fund has recently lowered its exposure.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The Board noted its familiarity with the Investment Advisor and considered the overall quality of services provided by the Investment Advisor to the Funds.  In doing so, the Board considered the Investment Advisor’s specific responsibilities in day-to-day management and oversight of the Funds, as well as the qualifications, experience, and responsibilities of the personnel involved in the activities of the Funds.  The Board also considered the overall quality of the Investment Advisor’s organization and operations, and the Investment Advisor’s compliance structure.  The Board and the Independent Trustees concluded that based on the various factors they had reviewed, the nature, overall quality, and extent of the management and oversight services provided by the Investment Advisor to each Fund were satisfactory.

Advisory Fees and Expense Ratios
With respect to the advisory fees and expenses paid by the Funds, the meeting materials indicated the following:

•
The All Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the All-Cap Value/Blend Custom Fund Universe median and below the Peer Group median.  The Trustees noted that the Fund’s advisory fee is lower than the advisory fee the Investment Advisor charges to manage a private investment fund that has similar objectives and policies as the Fund.  The Trustees also noted that the Fund’s advisory fee is lower than or the same as the fee the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and above the Investment Advisor’s fee for those clients above that level.  The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median and slightly above the Fund Universe median by 0.05%.  The Trustees noted that the average net assets of funds in the Fund Universe were significantly higher than the average net assets of the Fund.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

•
The Emerging Markets Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Diversified Emerging Markets Fund Universe medians.  The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with the fees of other similar client accounts of the Investment Advisor.  The Trustees observed that the Fund’s advisory fee was higher than the advisory fees paid by all other series of the Trust managed by the Investment Advisor except for a fund that invests primarily in master limited partnerships.  The Trustees noted, however, that the Fund’s advisory fee was reasonable when compared with the advisory fees paid by other series of the Trust managed by the Investment Advisor given the Fund’s focus on emerging markets, which generally requires more research and resources than management of other funds.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median and below the Fund Universe median.

•
The Global Value Fund’s annual investment advisory fee (gross of fee waivers) was the same as the World Stock Fund Universe median and higher than the Peer Group median by 0.20%.  The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with the fees of other similar client accounts of the Investment Advisor.  The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median and slightly above the Fund Universe median by 0.03%.  The Trustees noted that the Fund’s average net assets were significantly lower than the average net assets of funds in the Fund Universe.

•
The International All Cap Fund’s annual investment advisory fee (gross of fee waivers) was below the Peer Group median and the same as the Foreign Small/Mid Value & Foreign Large Value Fund Universe median.  The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with the fees of other similar client accounts of the Investment Advisor.  The Trustees also considered that the Fund’s advisory fee was within the range of advisory fees paid by other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were below the Peer Group median, and slightly higher than the Fund Universe median by 0.02%.  The Trustees considered, however, that the Fund’s average net assets were significantly lower than the average net assets of funds in the Fund Universe.

•
The International Small Cap Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group and Foreign Small/Mid Value Fund Universe medians.  The Trustees noted that the Fund’s advisory fee was lower than the Investment Advisor’s fee to manage a private investment fund that has similar objectives and policies as the Fund.  The Trustees also noted that the Fund’s advisory fee is lower than the fee the Investment Advisor charges to its institutional clients to manage separate account assets with similar objectives and policies as the Fund up to the $20 million level, and greater than the Investment Advisor’s fee for those clients above that level.  The Trustees observed, however, that management of mutual fund assets requires compliance with certain requirements under the 1940 Act that do not apply to the Investment Advisor’s institutional clients.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were the same as the Peer Group median, and slightly higher than the Fund Universe median by 0.05%.  The Trustees noted that the Fund’s average net assets were lower than the average net assets of funds in the Fund Universe.

•
The Small Company Fund’s annual investment advisory fee (gross of fee waivers) was lower than the Peer Group median and the Small Blend Fund Universe median.  The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were lower than the Peer Group median and the same as the Fund universe median.

•
The Strategic Income Fund’s annual investment advisory fee (gross of fee waivers) was the same as the Peer Group median and higher than the Multisector Bond Fund Universe median by 0.10%.  The Trustees considered that the Investment Advisor does not manage any other accounts with the same objectives and policies as the Fund, and therefore they did not have a good basis for comparing the Fund’s advisory fee with the fees of other similar client accounts of the Investment Advisor.  The Trustees also considered that the Fund’s advisory fee was lower than the advisory fees paid by all other series of the Trust managed by the Investment Advisor.

The annual total expenses paid by the Fund (net of fee waivers) for the Fund’s most recent fiscal year were slightly higher than the Peer Group and Fund Universe medians by 0.07% and 0.12%, respectively.  The Trustees considered that the Fund’s Peer Group includes open end funds in the Morningstar Multisector Bond, Corporate Bond, Preferred Stock and Intermediate-Term Bond categories, which are invested primarily in fixed income securities, while the Fund’s multi-asset class strategy includes the use of preferred and common stocks. The Trustees also noted that the Fund’s net expense ratio was below that of the fund in the Peer Group that employs a multi-asset class strategy and was closest to the Fund in terms of asset size.  Finally, the Trustees noted that the Fund’s average net assets were significantly lower than the average net assets of funds in the Peer Group and Fund Universe.

The Board and the Independent Trustees concluded that the compensation payable to the Investment Advisor under the Advisory Agreement was fair and reasonable in light of the nature and quality of the services the Investment Advisor provides to the Funds.

Advisory Research Funds
SUPPLEMENTAL INFORMATION (Unaudited) - Continued

Profitability and Economies of Scale
The Board also considered information prepared by the Investment Advisor relating to its costs and profits with respect to each Fund for the year ended June 30, 2016, noting that the Investment Advisor had waived significant portions of the advisory fees for the All Cap Fund, Strategic Income Fund, and Emerging Markets Fund; had waived a portion of the advisory fee for the International Small Cap Fund; and had waived its entire advisory fee and subsidized certain of the operating expenses for the Global Value Fund, International All Cap Fund, and Small Company Fund.  The Board considered that the Investment Advisor had not realized any profits with respect to the Global Value Fund, International All Cap Fund, Strategic Income Fund, and Small Company Fund, and determined that the Investment Advisor’s profitability with respect to All Cap Fund, International Small Cap Fund, and Emerging Markets Fund was reasonable.

The Board also considered the benefits received by the Investment Advisor as a result of the Investment Advisor’s relationship with the Funds (other than its receipt of investment advisory fees), including research received from broker-dealers providing execution services to the Funds, beneficial effects from the review by the Trust’s Chief Compliance Officer of the Investment Advisor’s compliance program, and the intangible benefits of the Investment Advisor’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance.  The Trustees noted that although the Funds have no advisory fee breakpoints, the asset levels of the Funds were relatively small and were not currently likely to lead to significant economies of scale, and that any such economies would be considered in the future as the assets of the Funds grow.

Conclusions
Based on these and other factors, the Board and the Independent Trustees concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its shareholders and, accordingly, approved such renewal of the Advisory Agreement.

Advisory Research Funds
EXPENSE EXAMPLES
For the Six Months Ended October 31, 2016 (Unaudited)

Expense Examples
As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees; and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 to October 31, 2016.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row, under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Funds and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as redemption fees.  Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Advisory Research All Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,051.80	$ 5.15
Hypothetical (5% annual return before expenses)	1,000.00	1,020.11	5.07

*
Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2016 (Unaudited)

Advisory Research Emerging Markets Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,046.00	$ 6.94
Hypothetical (5% annual return before expenses)	1,000.00	1,018.35	6.85

*
Expenses are equal to the Fund’s annualized expense ratio of 1.35%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Global Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,024.00	$ 5.60
Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research International All Cap Value Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,000.00	$ 5.52
Hypothetical (5% annual return before expenses)	1,000.00	1,019.61	5.58

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research International Small Cap Value Fund		Beginning Account Value	Ending Account Value	Expense Paid During Period*
		5/1/16	10/31/16	5/1/16 – 10/31/16
Investor Class	Actual Performance	$ 1,000.00	$ 1,049.00	$ 6.06
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.22	5.97
Class I	Actual Performance	1,000.00	1,050.00	5.90
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.38	5.81

*
Expenses are equal to the Fund’s annualized expense ratios of 1.18% and 1.14% for Investor Class and Class I shares, respectively, multiplied by the average account values over the period, multiplied by 184/366 (to reflect the six months period). The expense ratios reflect an expense waiver.  Assume all dividends and distributions were reinvested.

Advisory Research Funds
EXPENSE EXAMPLES - Continued
For the Six Months Ended October 31, 2016 (Unaudited)

Advisory Research Small Company Opportunities Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,039.80	$ 5.65
Hypothetical (5% annual return before expenses)	1,000.00	1,019.59	5.60

*
Expenses are equal to the Fund’s annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

Advisory Research Strategic Income Fund	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	5/1/16	10/31/16	5/1/16 – 10/31/16
Actual Performance	$ 1,000.00	$ 1,025.90	$ 4.58
Hypothetical (5% annual return before expenses)	1,000.00	1,020.61	4.57

*
Expenses are equal to the Fund’s annualized expense ratio of 0.90%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

This page is intentionally left blank

This page is intentionally left blank

This page is intentionally left blank

Advisory Research Funds
Each a series of Investment Managers Series Trust

Advisor
Advisory Research, Inc. Two Prudential Plaza
180 N. Stetson, Suite 5500
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin  53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Advisory Research All Cap Value Fund	ADVGX	461 418 816
Advisory Research Emerging Markets Opportunities Fund	ADVMX	461 41P 552
Advisory Research Global Value Fund	ADVWX	461 418 683
Advisory Research International All Cap Value Fund	ADVEX	461 418 477
Advisory Research International Small Cap Value Fund – Investor Class	ADVIX	461 418 741
Advisory Research International Small Cap Value Fund – Class I	ADVLX	461 41P 412
Advisory Research Small Company Opportunities Fund	ADVSX	461 41P 545
Advisory Research Strategic Income Fund	ADVNX	461 41P 503

Privacy Principles of the Advisory Research Funds for Shareholders
The Funds are committed to maintaining the privacy of their shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Funds do not receive any non-public personal information relating to their shareholders, although certain non-public personal information of their shareholders may become available to the Funds.  The Funds do not disclose any non-public personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Advisory Research Funds for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Funds or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Funds’ proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Funds at (888) 665-1414, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Funds voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling (888) 665-1414 or by accessing the Funds’ Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Funds’ Form N-Q is available on the SEC website at  www.sec.gov or by calling the Funds at  (888) 665-1414. The Funds’ Form N-Q may also be viewed and copied at the SEC’s Public Reference Section in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Advisory Research Funds
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: (888) 665-1414

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-888-665-1414.

Item 3. Audit Committee Financial Expert.

The registrant's board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John P. Zader is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2016	FYE 10/31/2015
Audit Fees	$103,600	$104,250
Audit-Related Fees	N/A	N/A
Tax Fees	$19,600	$17,500
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait Weller applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2016	FYE 10/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 10/31/2016	FYE 10/31/2015
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)  Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)  Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed, November 8, 2016.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Maureen Quill
Maureen Quill, President

Date	1/9/17

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	1/9/17